UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Braemar Hotels and Resorts Inc.
(Name of Registrant as Specified in its Charter)

Blackwells Capital LLC
Blackwells Onshore I LLC
Jason Aintabi
Michael Cricenti
Jennifer M. Hill

Betsy L. McCoy

Steven J. Pully

(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On March 10, 2024, Blackwells Capital LLC (“Blackwells”) sent a letter to the Board of Directors (the “Board”) of Braemar Hotels & Resorts Inc. (the “Corporation”) expressing its concern with the Corporation’s latest amendments to its bylaws and reiterating its willingness to have an ongoing constructive dialogue with the Corporation. A copy of this letter is filed as Exhibit 1 hereto. Also on March 10, 2024, Blackwells sent a letter (the “Nomination Notice”) to the Corporation announcing its intention to nominate four highly-qualified candidates for election to the Board at the Corporation’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) and to submit four business proposals for consideration by the Corporation’s stockholders, each on a non-binding, advisory basis, at the Annual Meeting. A copy of the Nomination Notice is filed as Exhibit 2 hereto. On March 24, 2024, outside counsel for the Corporation sent a letter to Blackwells’ counsel informing it that the Corporation has rejected and disregarded Blackwells’ nominations. A copy of this letter is filed as Exhibit 3 hereto. On March 26, 2024, Blackwells’ outside counsel sent a letter to the Corporation’s counsel supplementing certain information set forth in the Nomination Notice, a copy of which is filed as Exhibit 4 hereto. On March 27, 2024, Blackwells’ outside counsel sent a letter to the Corporation’s counsel further supplementing certain information set forth in the Nomination Notice, a copy of which is filed as Exhibit 5 hereto. On March 28, 2024, Blackwells’ outside counsel sent another letter to the Corporation’s counsel supplementing certain information set forth in the Nomination Notice, a copy of which is filed as Exhibit 6 hereto.

IMPORTANT ADDITIONAL INFORMATION

Blackwells, Blackwells Onshore I LLC, Jason Aintabi, Michael Cricenti, Jennifer M. Hill, Betsy L. McCoy and Steven J. Pully (collectively, the “Participants”) intend to file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying form of proxy card to be used in connection with the solicitation of proxies from the stockholders of the Corporation for the 2024 Annual Meeting. All stockholders of the Corporation are advised to read the definitive proxy statement and other documents related to the solicitation of proxies by the Participants when they become available, as they will contain important information, including additional information related to the Participants. The definitive proxy statement and an accompanying form of proxy card will be furnished to some or all of the Corporation’s stockholders and will be, along with other relevant documents, available at no charge on the SEC’s website at http://www.sec.gov/.

Certain Information Regarding the Participants

In accordance with Rule 14a-12(a)(1)(i) under the Securities Exchange Act of 1934, as amended, the Participants in the proxy solicitation are: Blackwells, Blackwells Onshore I LLC, Jason Aintabi, Michael Cricenti, Jennifer M. Hill, Betsy L. McCoy and Steven J. Pully. As of the date hereof, Blackwells Onshore I LLC beneficially owns 10,000 shares of common stock, $0.01 par value per share of the Corporation (“Common Stock”), Blackwells beneficially owns 717,400 shares of Common Stock and Mr. Aintabi beneficially owns 727,400 shares of Common Stock. As of the date hereof, Mr. Cricenti, Ms. Hill, Ms. McCoy and Mr. Pully do not own any shares of Common Stock.

Exhibit 1

March 10, 2024

The Board of Directors of Braemar Hotels & Resorts Inc.

14185 Dallas Parkway, Suite 1200

Dallas, Texas 75254

Dear Members of the Board of Directors:

Today, Blackwells Capital LLC (“Blackwells”), submitted a notice of director nominations and business proposals in connection with the 2024 annual meeting of shareholders of Braemar Hotels & Resorts Inc. (“Braemar”). In the coming weeks and months, we hope to have an opportunity to discuss our nominations, business proposals and our independent and highly qualified director candidates who can— finally—set Braemar on a path to maximizing shareholder value.

As you know, several months ago, we made a proposal to take Braemar private that would have created substantial value for all shareholders. Under the yoke of Mongomery Bennett, the rest of the Board of Braemar went to great lengths to ignore our proposal and misrepresent our intentions through Braemar’s and Mr. Bennett’s affiliate and hidden soliciting agent, The Dallas Express. Likewise, under Mr. Bennett’s dominion, you whitewashed our demand to investigate and prosecute his and Braemar’s external manager’s illegal conduct by permitting this so-called independent investigation to be run by a law firm whose partners have in the past been paid significant fees for work performed for Mr. Bennett and his affiliates.

Further, your purported bylaw amendments1 since we’ve been engaging with you underscore a preference for lining Mr. Bennett’s pockets and chilling any viable options to create value. Your shareholder-unfriendly handling of these matters has caused us to withdraw any interest we had in a transaction with Braemar. However, your behavior has reinforced our belief that Braemar needs new voices in the boardroom that will look at all options to create value and fully explore holding Mr. Bennett and his affiliates accountable for the damage caused to Braemar shareholders.

[1]	We note that we believe your recent bylaw amendments are unlawful. We also believe that the rest of your bylaws as they relate to advance notice requirements for shareholder nominations and proposals are unlawful as well. However, in an abundance of caution, and with a full reservation of rights, including to challenge the validity of your bylaws and any undisclosed subjective methods you use to evaluate our compliance with them, we have included an unprecedented quantum of disclosure in connection with our notice of nomination and business proposals – well beyond whatever a reasonable board, company and shareholder would ever need to evaluate our candidates and proposals.

Blackwells Capital

400 Park Avenue, 4th Floor, New York, NY 10022

As certain as the sun will rise, we know that Mr. Bennett’s next move will be to force you to reject our nominations and business proposals, to try to use litigation to intimidate us and to build a higher and more impregnable wall around the Board and Braemar. As such, we take this opportunity to remind you that your duty is not first to Mr. Bennett and/or his affiliates or to preserving your own board seats. Indeed, your duty is first to Braemar and its shareholders. We intend to hold you fully and personally accountable for past, present and future disloyal actions you take that harm Braemar and its shareholder franchise.

Should you wish to discuss a path forward that does not involve Mr. Bennett’s premeditated litigation and entrenchment strategies, we always remain open to having such a discussion.

Very truly yours,

/s/ Jason Aintabi
Jason Aintabi

Blackwells Capital

400 Park Avenue, 4th Floor, New York, NY 10022

Exhibit 2

Exhibit 3

Confidential

March 24, 2024

VIA E-MAIL AND FEDEX

Vinson & Elkins

1114 Avenue of the Americas, 32nd Floor

New York, NY 10036

Attn: John Johnston

Re:	Notice of Intention to Nominate Individuals for Election as Directors and to Submit Business Proposals for Stockholder Consideration at the 2024 Annual Meeting of Stockholders of Braemar Hotels & Resorts Inc.

Mr. Johnston:

We are writing on behalf of our client Braemar Hotels & Resorts Inc. (the “Company”) in response to the Notice of Intention to Nominate Individuals for Election as Directors and to Submit Business Proposals for Stockholder Consideration at the 2024 Annual Meeting of Stockholders of Braemar Hotels & Resorts Inc., dated March 10, 2024 (the “Notice”), submitted by Blackwells Capital LLC (“Blackwells”). The Notice sets forth, among other things, Blackwells’ intention to nominate four individuals for election as directors (the “Nominees”) at the 2024 annual meeting of stockholders of the Company (the “2024 Annual Meeting”). As Blackwells is aware, the window for submitting nominations under the Fifth Amended and Restated Bylaws of the Company (the “Bylaws”) closed on March 11, 2024. The Company has reviewed the Notice and, for the reasons set forth below, has determined that the Notice is materially deficient and inaccurate in several respects, including those set forth below. As a result, in accordance with the provisions of Article I, Section 11(c) of the Bylaws, the Company hereby rejects and disregards Blackwells’ nomination of the Nominees.

1.	Failure to Disclose Interests under Regulation 14A and Advance Notice Provisions of the Bylaws

Article I, Section 11(a)(3)(D)(iii) of the Bylaws requires a stockholder to disclose in its nomination notice “all information relating to the stockholder, the Proposed Nominee or the Stockholder Associated Person that would be required to be disclosed in connection with the solicitation of proxies pursuant to Regulation 14A (or any successor provision) under the Exchange Act.” In addition, Article I, Section 11(a)(3)(C) of the Bylaws requires a nominating stockholder to disclose any “substantial interest, direct or indirect (including without limitation any existing or prospective commercial, business or contractual relationship) . . . of such stockholder . . . in the Corporation.”

Richard Michael Brand Tel +1 212 504-5757 Fax +1 212 504-6666 richard.brand@cwt.com

Vinson & Elkins
March 24, 2024	Confidential

Regulation 14A requires disclosure of, among other things, “any arrangement or understanding . . . with respect to any future transactions to which the registrant or any of its affiliates will or may be a party.” 17 C.F.R. § 240.14a-101, Item 5(b)(1). A potential future acquisition of the registrant qualifies as an “arrangement or understanding” with respect to a “future transaction” for which disclosure is required under Item 5(b)(1).

Blackwells states on page 11 of the Notice that “[o]n December 1, 2023, [Blackwells] made a bid to acquire the equity interests of the [Company].” However, on page 24 of the Notice, Blackwells contends that it “currently has no interest in making an offer to acquire the [C]ompany.” Based on information contained in the Notice itself, the Company has determined that assertion to be false. Exhibit C of the Notice includes a Blackwells investor presentation on the Company dated “March 2024” (the “March 2024 Presentation”) that is entirely premised on taking the Company “private.” The March 2024 Presentation notes that Blackwells believes that “an expensive/contentious proxy fight is unlikely to produce an optimal result,” but that “the unspoken threat of public criticism/action by Blackwells will compel [Monty J.] Bennett to open discussions with Blackwells at which point an appeal to Bennetts [sic] pocketbook may produce win-win-win (Shareholders, Take Private Interested Parties, Bennett) range of options.” The March 2024 Presentation goes on to detail multiple topics related to a potential acquisition. For example, a slide on “Take Private Considerations” discusses factors in favor of “Privatiz[ing] a Large and High-Quality Luxury Hotel Portfolio Primed for Growth” and Braemar’s “Exceptional Returns with Significant Margin of Safety.” As a result of such information contained in the March 2024 Presentation, among other reasons, the Company has determined that Blackwells’ assertion that it “currently has no interest in making an offer to acquire the [C]ompany” is not credible.

In addition, according to the Notice, Blackwells beneficially owns 10,100 shares of the Company’s common stock (with 10,000 shares purchased on March 4, six days before it submitted the Notice). Yet, on page 20 of the Notice, Blackwells estimates that it will spend $5,000,000 in furtherance of its solicitation, of which approximately $500,000 has been spent to date in support of the proxy campaign. The Company believes that Blackwells currently intends to pursue an acquisition of or other extraordinary transaction with the Company, as spending $5,000,000 on a proxy campaign in light of Blackwells’ small ownership stake defies economic sense. Indeed, Blackwells states on page 7 of the Notice that it “could in the future make a bid to acquire the Corporation.”

Accordingly, the Company has determined that, due to Blackwells’ failure to disclose its true intention and interests pursuant to Item 5(b)(1) of Regulation 14A and Article I, Sections 11(a)(3)(C) and 11(a)(3)(D)(iii) of the Bylaws, the Notice is materially inaccurate and deficient.

2.	Failure to Provide Required Information with Respect to “Stockholder Associated Persons”

Article I, Section 11(a)(3) of the Bylaws requires certain disclosures with respect to Blackwells, the Nominees and “any Stockholder Associated Person”. As set forth in Article I, Section 11(a)(6) of the Bylaws, a “Stockholder Associated Person” of any stockholder is defined to include, among other categories, any person (i) “acting in concert with such stockholder” and (ii) “that, together with such stockholder and/or its affiliates and associates, has engaged in activities undertaken with the purpose or effect of changing or influencing control of the [Company] or in connection with or as a participant in any transaction having such purpose or effect.”

Vinson & Elkins
March 24, 2024	Confidential

On page 1 of the Notice, Blackwells identifies only the following as “Stockholder Associated Persons”: Blackwells Onshore I LLC, Blackwells Holding Co. LLC, Vandewater Capital Holdings LLC, Blackwells Asset Management LLC, BW Coinvest Management I LLC, and Jason Aintabi (collectively, the “Blackwells SAPs”). Where information is required to be provided under the Bylaws as to Stockholder Associated Persons, the Notice only provides information as to the Blackwells SAPs.

However, in its bid letter dated December 1, 2023, Blackwells stated that it expected to finance any acquisition “with a combination of debt and equity” from investors. Likewise, in a letter from Blackwells’ counsel dated December 22, 2023, Blackwells’ counsel asserted that Blackwells would finance such a transaction “with a combination of debt and equity from internal and external sources,” and offered to provide “additional confidential information” regarding its “financing sources,” but only “after Blackwells receives confirmation that the Board is interested in engaging in a discussion regarding Blackwells’ proposal.” The Company has determined that these equity and debt investors, which Blackwells has indicated would provide financing for an acquisition of the Company, would qualify as persons who, “together with” Blackwells, have engaged in “activities undertaken with the purpose or effect of changing or influencing control of the Corporation or in connection with or as a participant in any transaction having such purpose or effect.” However, the Notice fails to provide the information required as to Stockholder Associate Persons for these persons, let alone their identities.

In addition, page 12 of the Notice discloses that, in connection with the proposed acquisition, Blackwells “contacted representatives of the following complex financial institutions, and high net worth individuals and in some instances, provided them with marketing materials relating to the Proposed Acquisition: TPG Real Estate Finance Trust, Barclays plc, Hudson Bay Capital Management, Invesco, Sixth Street, Willett Advisors, Spartan Investment Management Ltd., Related Fund Management, Berkadia, Tom Barrack, Todd Schuster and Karim Khatoun.” Blackwells failed to identify these entities and individuals with whom it admittedly communicated with respect to a potential acquisition as Stockholder Associated Person, nor did the Notice contain the information required under the Bylaws for such persons.

Accordingly, the Company has determined that, due to Blackwells’ failure to disclose the identity of and provide the required information with respect to Stockholder Associated Persons under 11(a)(3) of the Bylaws, the Notice is materially inaccurate and deficient.

3.	Additional Inaccuracies and Omissions

In addition to the above deficiencies, the Notice contains additional inaccuracies and omissions. For example, pursuant to Article I, Section 11(a)(4) of the Bylaws, a stockholder’s notice, with respect to any proposed nominee, must attach “a completed Proposed Nominee questionnaire” to be provided by the Company upon request. Among the questions in the questionnaire provided by the Company to Blackwells was for the proposed nominee to “describe your comprehensive business history and experience,” including “your current and prior principal occupations and employment” and “the reason for your departure from any prior position.” The questionnaire submitted with respect to Jennifer M. Hill, however, includes a material misstatement in identifying Ms. Hill as having served as “the Chief Financial Officer of Bank of America Merrill Lynch (NYSE: BAC), an investment bank and financial services holding company, from July 2011 to December 2014.” Based on the Company’s investigation, in fact, Ms. Hill served as the Chief Financial Officer of a division of Bank of America. Further, with regard to the “reason” for Ms. Hill’s departure from her various prior positions, the questionnaire states only that “[i]n each case, I left willingly to pursue another business opportunity.” The questionnaire does not offer any substantive discussion of the circumstances surrounding her departures, rendering her response materially incomplete. The questionnaire for Betsy L. McCoy also, upon information and belief, contains material deficiencies, including with respect to failure to disclose bankruptcy matters, which are required by the questionnaire and incomplete information with respect to other financial matters.

Further, Article I, Section 11(a)(3)(D)(iv) of the Bylaws requires, for any stockholder that “has in the twenty-four months immediately preceding” the date of the notice “made a proposal to acquire control” of the Company, disclosure of “all information relating to the stockholder . . .. that would be disclosed in any notices, forms or filings required by U.S. federal laws or the rules and regulations of any agency, department or other instrumentality of the U.S. federal government (‘U.S. Federal Agency’) in connection with the direct or indirect acquisition by such person of control of the Corporation.” By its terms, this Bylaw provision encompasses “voluntary” filings by an acquirer under federal law, such as, where applicable, to CFIUS pursuant to the Defense Production Act of 1950, as amended. The Notice did not provide any disclosures required in a CFIUS filing, including basic information like the specific identity of the acquiring person, its ownership structure and parent and subsidiaries, whether that entity has foreign ownership, whether the proposed transaction would come within the scope of a transaction over which CFIUS has jurisdiction or involve the potential for control by a foreign government. The Notice also does not disclose any information of the sources of funding for a potential transaction or whether it has previously been a party to a transaction where a CFIUS filing was made. Upon information and belief, Blackwells is run by Jason Aintabi, a member of a wealthy family that hails from Lebanon and Canada and which has business interests around the globe. Various press reports indicate that Blackwells invests “family money.” The Notice fails to disclose this fact and to make any of the disclosures required under Article I, Section 11(a)(3)(D)(iv) of the Bylaws.

Vinson & Elkins
March 24, 2024	Confidential

For the foregoing reasons, each of the material inaccuracies, omissions and deficiencies independently renders the Notice non-compliant with the Bylaws and defective. As a result, the Company hereby rejects and disregards Blackwells’ nomination of the Nominees. The Company hereby further demands that Blackwells immediately cease and desist any attempts to solicit proxies in support of the Nominees and any other business proposals set forth in the Notice.

Very truly yours,

Richard M. Brand

cc:	Alex Rose, EVP, General Counsel & Secretary, Braemar Hotels & Resorts Inc. Gregory P. Patti, Jr., Cadwalader, Wickersham & Taft LLP

Exhibit 4

March 26, 2024

BY HAND DELIVERY AND ELECTRONIC MAIL

Cadwalader, Wickersham & Taft LLP

200 Liberty Street

New York, New York 10281

Attn: Richard Brand

Re:	Supplement to Notice of Intention to Nominate Individuals for Election as Directors and to Submit Business Proposals for Stockholder Consideration at the 2024 Annual Meeting of Stockholders of Braemar Hotels & Resorts Inc.

Dear Mr. Brand:

We write on behalf of our client, Blackwells Capital LLC (the “Nominating Stockholder”), to hereby submit this supplement (this “Supplement”) to its notice of intention to nominate individuals for election as directors and to submit business proposals for stockholder consideration at the 2024 annual meeting of stockholders (including any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”) of Braemar Hotels & Resorts Inc. (the “Corporation”), dated March 10, 2024 (such letter and all exhibits attached thereto, the “Nomination Notice”). Defined terms used but not defined herein shall have the meanings ascribed to them in the Nomination Notice. All matters disclosed in any part of this Supplement shall be deemed disclosed for purposes of the Nomination Notice, which for the avoidance of doubt shall also be deemed disclosed for the purposes of the questionnaires attached as Exhibit G thereto.

Article I, Section 11(c)(1) of the Bylaws purports to require that the Nominating Stockholder “notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change)” in information disclosed in the Nomination Notice. Accordingly, the Nominating Stockholder is submitting this Supplement to update and supplement certain information set forth in the Nomination Notice, as specifically set forth below.

This Supplement should be read in conjunction with, and deemed to be a part of, the Nomination Notice. However, to the extent the following information differs from, updates or conflicts with information contained in the Nomination Notice for which the Bylaws may be properly interpreted to request supplemental information be provided to the Corporation following a stockholder’s submission of notice of intent to nominate persons for election and submit proposals for stockholder consideration, the supplemental information below is more current and reflects information as of the date of this Supplement. The inclusion or incorporation by reference of the information contained in this Supplement shall not be deemed to constitute an admission that any such information is required by Article I, Section 11 of the Bylaws. Information included in any subsection below shall also be deemed to be information provided in response to items requested in any other subsection of the Notice, whether specifically set forth or not.

The disclosure provided under Section D.(ii) of the Nomination Notice regarding a description of the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document and any presentation, document, offering memorandum or similar document and any presentation, document or marketing material provided to third parties (including investors and potential investors) to solicit an investment in such stockholder and each such Stockholder Associated Person that contains or describes such stockholder’s and each such Stockholder Associated Person’s performance, personnel or investment thesis or plans or proposals with respect to the Corporation is hereby supplemented with information as of the date of this Supplement as follows:

In the process of preparing the Nomination Notice, the date listed on the first page of the presentation, attached as Exhibit C to the Nomination Notice (the “December 2023 Presentation”), was inadvertently changed from “December 2023” to “March 2024.” The version of the December 2023 Presentation that was provided to Vinson & Elkins L.L.P. (“V&E”) by the Nominating Stockholder was dated December 2023. In the process of redacting the name of the recipient of the December 2023 Presentation, V&E erroneously titled the presentation March 2024. Attached as Exhibit A is the actual version of the December 2023 Presentation that was provided to V&E, manually redacted to omit the name of the recipient. As stated in the Nomination Notice, the Nominating Stockholder will share information related to the individuals contacted in connection with the Proposed Acquisition of the Corporation pursuant to a suitable and mutually agreeable non-disclosure agreement. The Nomination Notice is hereby corrected to include the correct date of “December 2023” on the cover page of the December 2023 Presentation. The information in the December 2023 Presentation remains unchanged except that, as stated in the Nomination Notice, the Nominating Stockholder currently has no intention of pursuing an acquisition or similar transaction with respect to the Corporation.

The disclosure provided under Section D.(iii) of the Nomination Notice regarding all information relating to the stockholder, the Nominees or the Stockholder Associated Person that would be required to be disclosed in connection with the solicitation of proxies pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, is hereby supplemented to include the entry into the following agreements, arrangements or understandings as of the date of this Supplement as follows:

On March 26, 2024, the Nominating Stockholder, Blackwells Onshore I LLC, Jason Aintabi and the Nominees (collectively, the “Parties”) entered into a Joint Filing and Solicitation Agreement pursuant to which the Parties agreed, among other things, to the joint filing of solicitation materials with the Securities and Exchange Commission on behalf of each of the Parties in connection with the joint solicitation of proxies for the election of the Nominees and in favor of the Proposals at the Annual Meeting. A copy of the Joint Filing and Solicitation Agreement is attached hereto as Exhibit B and is incorporated herein by reference.

Blackwells has engaged MacKenzie Partners, Inc. (“MacKenzie”) as a proxy solicitor in connection with the Annual Meeting and anticipates that certain employees of MacKenzie may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of the Corporation for the purpose of assisting in the solicitation of proxies for the Annual Meeting. Approximately 20 employees of MacKenzie will solicit holders of securities of the Corporation in connection with the Annual Meeting. Blackwells expects to pay MacKenzie a fee not to exceed $180,000 for its services in connection with the solicitation of proxies for the Annual Meeting.

2

The disclosure provided under Section H. of the Nomination Notice regarding a completed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder providing the notice and shall include all information relating to the Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded), is hereby supplemented as follows:

As stated in the signature page to the questionnaire, Betsy L. McCoy completed the questionnaire to the best of her knowledge and agreed to notify the Corporation immediately if any information contained therein becomes inaccurate, incomplete or otherwise changes. Ms. McCoy has notified the Nominating Stockholder that she misread Question 14(b) in Part IA of the questionnaire to require responses only for the 2 years preceding the submission of the Nomination Notice. After receiving the March 24 Letter (defined below) referencing her failure to disclose information regarding “bankruptcy matters” and upon re-reading her questionnaire, she now supplements her response to Part IA, Question 14(b) of the questionnaire as follows:

Accordingly, the questionnaire provided by Ms. McCoy, included in Exhibit G of the Nomination Notice, is hereby corrected to include the 2004 Bankruptcy Proceeding.

* * *

The Nominating Stockholder is in receipt of a letter dated March 24, 2024 from Cadwalader, Wickersham & Taft LLP, counsel for the Corporation, purporting to notify the Nominating Stockholder that the Corporation has rejected and disregarded the nomination of the Nominees (the “March 24 Letter”). We and the Nominating Stockholder are reviewing the March 24 Letter and will provide a response in due course.

Please address any correspondence to Vinson & Elkins L.L.P., 1114 Avenue of the Americas, 32nd Floor, New York, New York 10036, Attention: Lawrence S. Elbaum, telephone: 212-237-0084, facsimile: 917-849-5379, email: lelbaum@velaw.com and C. Patrick Gadson, telephone: 212-237-0198, facsimile: 917-849-5386, email: pgadson@velaw.com (with a copy to Blackwells Capital LLC, 400 Park Ave., 4th Floor, New York, New York 10022, Attention: Jason Aintabi, telephone (212) 792-6096). The giving of this Supplement is not an admission that any purported procedures for notice concerning the nomination of directors to the Corporation’s board of directors and submission of the business proposal are legal, valid or binding, and the Nominating Stockholder reserves the right to challenge their validity. If the Corporation contends this Supplement is incomplete or is otherwise deficient, please promptly notify the individuals listed in this paragraph setting forth the facts that the Corporation contends support its position and specifying any additional information believed to be required. In the absence of such prompt notice, the Nominating Stockholder will assume that the Corporation agrees that the Nomination Notice and this Supplement comply in all respects with the requirements of the Bylaws. The Nominating Stockholder reserves the right to withdraw, modify, correct and/or supplement in any way (including, without limitation, by adding or substituting Nominees) the Nomination Notice and/or this Supplement at any time.

Sincerely,

/s/ Lawrence S. Elbaum
Lawrence S. Elbaum

3

Exhibit A

December 2023 Presentation

PROJECT TIGER D EC EM BER 2023 Braemar Hotels & Resorts Inc.

LEGAL DISCLAIMER The views expressed in this presentation (the “Presentation”) represent the opinions of Blackwells Capital LLC and/or certain affiliates (“Blackwells”) and the investment funds it manages that hold shares in Braemar Hotels & Resorts (“BHR”, “Braemar” or the “Company”) (NYSE: BHR). This Presentation is for informational purposes only, and it does not have regard to the specific investment objective, financial situation, suitability or particular need of any specific person who may receive the Presentation and should not be taken as advice on the merits of any investment decision. The views expressed in the Presentation represent the opinions of Blackwells and are based on publicly available information and Blackwells’ analyses. Certain financial information and data used in the Presentation have been derived or obtained from filings made with the Securities and Exchange Commission (“SEC”) by the Company or other companies that Blackwells considers comparable. Certain statements and information included herein have been sourced from third parties. Blackwells has not sought or obtained consent from any third party to use any statements or information indicated in the Presentation as having been obtained or derived from a third party. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed in the Presentation. Information contained in the Presentation has not been independently verified by Blackwells, and Blackwells disclaims any and all liability as to the completeness or accuracy of the information and for any omissions of material facts. Blackwells disclaims any obligation to correct, update or revise the Presentation or to otherwise provide any additional materials. Blackwells recognizes that the Company may possess confidential information that could lead it to disagree with Blackwells’ views and/or conclusions. Blackwells currently beneficially owns, and/or has an economic interest in, shares of the Company. Blackwells is in the business of trading — buying and selling — securities. Blackwells may buy or sell or otherwise change the form or substance of any of its investments in any manner permitted by law and expressly disclaims any obligation to notify any recipient of the Presentation of any such changes. There may be developments in the future that cause Blackwells to engage in transactions that change its beneficial ownership and/or economic interest in the Company. The securities or investment ideas listed are not presented in order to suggest or show profitability of any or all transactions. There should be no assumption that any specific portfolio securities identified and described in the Presentation were or will be profitable. Under no circumstances is the Presentation to be used or considered as an offer to sell or a solicitation of an offer to buy any security. This document is the property of Blackwells and may not be published or distributed without the express written consent of Blackwells. All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and Blackwells’ use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names. The information herein contains “forward - looking statements.” Specific forward - looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward - looking. Forward - looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if Blackwells’ underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward - looking statements should not be regarded as a representation by Blackwells that the future plans, estimates or expectations contemplated will ever be achieved. 2

TABLE OF CONTENTS 4 Executive Summary I 16 Financials Summary II 25 Properties Overview III 60 LBO Model IV 68 Debt Overview V 75 Comparable Hotel Sales By Brand Appendix I 77 Comparable Hotel Sales By Property Appendix II 85 Public Comps Appendix III 87 Board and Management Appendix IV 3

Executive Summary

EXECUTIVE SUMMARY BHR Background ▪ Externally managed, small cap luxury hotel REIT ▪ Has long traded at a discount given external management structure by AHT, which is owned and controlled by Monty Bennett – Bennett’s AHT is also external manager for Ashford Hospitality, another small cap hospitality REIT • BW worked on a potential white knight financing in spring 2021 with AHT and it’s CEO ▪ Monty Bennett has poor reputation among public equity investors for a number of reasons, most recently his use of PPP U.S. government funds for his real estate entities ▪ Bennett is highly litigious including with shareholders (e.g. Ashford) ▪ Based on historic M&A comps for similar hotel assets and historic M&A multiples paid for lodging/hotel companies, BHR stock trades at a significant discount to current market comparables Blackwells believes that an expensive/contentious proxy fight is unlikely to produce an optimal result, but that the unspoken threat of public criticism/action by Blackwells will compel Bennett to open discussions with Blackwells at which point an appeal to Bennetts pocketbook may produce a win - win - win (Shareholders, Take Private Interested Parties, Bennett) range of outcomes ▪ BHR is Bennett’s trophy portfolio ▪ BHR generated ~$20mm management fees per year to external manager pre - COVID ▪ Bennett has also received personal compensation for $1.7mm, $2.1mm, and $0.5mm for 2020, 2019 and 2018 respectively ▪ Baseline assumption is that Bennett/Company will put up strong resistance to a sale for anything other than a godfather offer plus a robust multiple on the management fee stream, but that in light of the current market dynamics Bennett may find some options favaorable enough to contemplate in earnest 5

TAKE PRIVATE CONSIDERATIONS ▪ Privatize a Large and High - Quality Luxury Hotel Portfolio Primed for Growth • Sizeable portfolio of high - quality institutional real estate priced at discount to net asset value (NAV) • Significant option value in acquiring successful platform focused on these markets • Well - located in high growth markets that are poised to benefit from travel trends • Scaled platform provides immediate platform growth opportunity to capitalize on current market dislocations ▪ Exceptional Returns with Significant Margin of Safety ▪ Generates ~28.7% IRR and ~3.2x MOIC over 5 years ▪ $409k implied price per key at $5.00 per share takeout price ▪ Attractive debt financing terms given underlying portfolio quality ▪ Current valuation discount reflects misplaced negative sector sentiment on hotel portfolio and lack of institutional ownership given small cap 6

GOVERNANCE & VALUATION OVERVIEW Poor Corporate Governance / Vulnerable to Proxy Contest ▪ ISS and Glass Lewis have been negatively predisposed against company for the last five years: – ISS gave multiple low marks and called out governance failures – Made numerous withhold vote recommendations for Directors Valuation Discount: ▪ BHR trades at a significant discount to its NAV – Primary reason: “Monty Discount” – Additional reasons: • Small equity market capitalization (<$500mm) • Limited sell side coverage • Lack of active ownership (given small capitalization; index and quant funds represent ~25% of outstanding shares among top 15 holders) 7

$ - $5.00 $10.00 $15.00 $20.00 $25.00 11/6/2013 11/6/2014 11/6/2015 11/6/2016 11/6/2017 11/6/2018 11/6/2019 11/6/2020 11/6/2021 11/6/2022 SHAREPRICE PERFORMANCE Historical Share Price Performance $1.15 $2.74 Source: Company Presentations and filings. 8

FINANCIALS SYNOPSIS ▪ $ 2.74 Current Price 65.9 Shares Outstanding $ 180.6 Equity Value 128 Cash 1,136 Debt 528 Preferreds $1,717 Enterprise Value ▪ 4,184 Number of Keys $ 410,351 Implied Price per Key $ 201.5 2022 NOI $ 239.6 2023E NOI $ 248.8 2024E NOI Cap Rate 11.74% 2023E 13.96% 2024E 14.49% 2025E EV / EBITDA 8.5x 2023E 7.2x 2024E 6.9x 2025E At the current price of $2.74, BHR currently has: – Market Cap = $181 mm – Enterprise Value = $1.7 bn These valuations imply: – $410k per key – 2023E Cap Rate = 11.74% – 2024E Cap Rate = 13.96% – EV / 2023E EBITDA = 8.5x – EV / 2024E EBITDA = 7.2x Source: Company Presentations and filings. 9

PRICE PER KEY (PPK) ▪ BHR is currently trading at an implied price per key of $408 based on NAV analysis 4,184 4,184 4,184 4,184 4,184 4,184 4,184 4,184 4,184 4,184 4,184 4,184 4,184 4,184 Rooms $950 $925 $900 $875 $850 $825 $800 $775 $750 $725 $700 $675 $650 $408 Price Per Key ($ thousands) $3,974,800 $3,870,200 $3,765,600 $3,661,000 $3,556,400 $3,451,800 $3,347,200 $3,242,600 $3,138,000 $3,033,400 $2,928,800 $2,824,200 $2,719,600 $1,707,398 Gross Asset Value Balance Sheet Adjustments ($1,526,575) ($1,526,575) ($1,526,575) ($1,526,575) ($1,526,575) ($1,526,575) ($1,526,575) ($1,526,575) ($1,526,575) ($1,526,575) ($1,526,575) ($1,526,575) ($1,526,575) ($1,526,575) Net Balance Sheet Adjustments: $2,448,225 $2,343,625 $2,239,025 $2,134,425 $2,029,825 $1,925,225 $1,820,625 $1,716,025 $1,611,425 $1,506,825 $1,402,225 $1,297,625 $1,193,025 $180,823 Net Asset Value $37.10 $35.51 $33.93 $32.34 $30.76 $29.17 $27.59 $26.00 $24.42 $22.83 $21.25 $19.66 $18.08 $2.74 Net Asset Value Per Share 1253.9% 1196.1% 1138.2% 1080.4% 1022.5% 964.7% 906.9% 849.0% 791.2% 733.3% 675.5% 617.6% 559.8% % from current Source: Company Presentations and filings. Note: Current Price of $2.74 and 65.9 mm shares outstanding 10

HOTELS OVERVIEW ▪ At June 30 th , 2023, the company owns interests in a high - quality, geographically diverse portfolio of 16 hotel properties located in seven states, the District of Columbia, Puerto Rico and St. Thomas, U.S. Virgin Islands. ▪ The properties have 4,181 total rooms, or 3,946 net rooms, excluding those attributable to the joint venture partner. ▪ All of the hotel properties in our portfolio are generally located in markets that exhibit strong growth characteristics resulting from multiple demand generators. ▪ Nine of the 16 hotel properties in our portfolio operate under premium brands affiliated with Marriott International, Inc. (“Marriott”) and Hilton Worldwide, Inc. (“Hilton”). – One hotel property is managed by Accor Management US Inc. (“Accor”), – One is managed by Hyatt Corporation (“Hyatt”), – One is managed by Four Seasons Hotels Limited (“Four Seasons”) and – Four hotel properties are managed by Remington Hotels, a subsidiary of Ashford Inc. ▪ For the year ended December 31, 2022, approximately 79% of the rooms revenue was generated by transient business, approximately 19% was generated by group sales and 2% was generated by contract sales 11

PORTFOLIO LIST Total Rooms Market Location Hotel Property 394 Resort La Jolla, CA Hilton La Jolla Torrey Pines 550 Urban Washington, D.C. Capital Hilton 361 Urban Seattle, WA Marriott Seattle Waterfront 410 Urban San Francisco, CA The Clancy 499 Urban Philadelphia, PA The Notary Hotel 170 Resort Truckee, CA The Ritz - Carlton Lake Tahoe 276 Resort Sarasota, FL The Ritz - Carlton Sarasota 415 Urban Chicago, IL Sofitel Chicago Magnificent Mile 142 Resort Key West, FL Pier House Resort & Spa 65 Resort Napa Valley, CA Bardessono Hotel and Spa 180 Resort St. Thomas, U.S. Virgin Islands The Ritz - Carlton St. Thomas 190 Resort Beaver Creek, CO Park Hyatt Beaver Creek Resort & Spa 80 Resort Napa Valley, CA Hotel Yountville 143 Urban Beverly Hills, CA Mr. C Beverly Hills Hotel 96 Resort Puerto Rico The Ritz - Carlton Reserve Dorado Beach 210 Resort Scottsdale, AZ Four Seasons Resort Scottsdale 4,181 Total Select Properties Source: Company Presentations and filings. 12

HIGH QUALITY PORTFOLIO Beverly Hills, CA Mr. C Beverly Hills Chicago, IL Sofitel Chicago Magnificent Mile Washington, D.C. Capital Hilton Philadelphia, PA The Notary Hotel Seattle, WA Marriott Seattle Waterfront San Francisco, CA The Clancy Yountville, CA Hotel Yountville Yountville, CA Bardessono La Jolla, CA Hilton La Jolla Torrey Pines Key West, FL Pier House Resort & Spa Beaver Creek, CO Park Hyatt Beaver Creek St. Thomas, USVI The Ritz - Carlton St. Thomas The Ritz - Carlton Reserve Dorado Beach Dorado, PR Truckee, CA The Ritz - Carlton Lake Tahoe Sarasota, FL The Ritz - Carlton Sarasota The Four Seasons Scottsdale Scottsdale, AZ Key (1) Resort: 62% Urban: 38% Source: Company Presentations and filings. 13

LBO SYNOPSIS Year 6 Year 5 Year 4 Year 3 y Year 2 h Flow Summar Year 1 Cas Year: BHR Revenue $ 613,051 $ 588,362 $ 560,962 $ 538,305 $ 516,112 $ 494,877 Rooms 264,817 254,172 242,933 233,103 223,493 215,194 Food and Beverage 102,936 98,845 95,857 91,937 88,147 86,943 Other $ 980,804 $ 941,380 $ 899,752 $ 863,345 $ 827,752 $ 797,013 Total Hotel Revenue NOI $ 980,804 $ 941,380 $ 899,752 $ 863,345 $ 827,752 $ 797,013 Total Hotel Revenue (610,667) (586,120) (560,202) (537,535) (515,374) (496,235) Less: Hotel Operating Expenses (45,866) (44,022) (42,075) (40,373) (38,708) (37,271) Less: Property Taxes and Insurance (29,424) (28,241) (26,993) (25,900) (24,833) (23,910) 3.0% of revenue Less: Hotel Management Services Fees $ 294,847 $ 282,996 $ 270,482 $ 259,537 $ 248,837 $ 239,597 Total Property Nominal NOI 4.2% 4.6% 4.2% 4.3% 3.9% NA Annual Growth (53,944) (51,776) (49,486) (47,484) (45,526) (43,836) 5.5% of revenue Less: Total Capex $ 240,903 $ 231,220 $ 220,995 $ 212,053 $ 203,311 $ 195,761 Economic NOI 4.2% 4.6% 4.2% 4.3% 3.9% NA Annual Growth (10,298) (10,355) (10,347) (10,360) (10,347) (10,281) Less: General and Administrative $ 230,605 $ 220,865 $ 210,648 $ 201,693 $ 192,964 $ 185,479 Unlevered Cash Flow $ (60,222) $ (120,155) $ (119,886) $ (120,505) $ (123,026) $ (134,987) Less: Interest Expense $ 170,383 $ 100,709 $ 90,763 $ 81,188 $ 69,938 $ 50,493 Levered Cash Flow Sources Uses Uses Sources Outstanding Equity (at $5.00 Share Price) $ 717,987 Investor Cash Equity Repay Debt 118,025 Cash on Target Balance Sheet Assumed Mortgage Debt - Assumed Mortgage Debt Repay Preferreds 800,000 CMBS Pool 1 Buyout Park Minority Interest - CMBS Pool 2 Target Purchase Price - CMBS Pool 3 Transaction Costs 800,000 Bridge Financing Total Uses $ 2,436,012 Total Sources 69% Debt as a % of Net Sources 14

LBO SYNOPSIS (CONT.) Returns Summary Year 6 Year 5 Year 4 Year 3 Year 2 Year 1 Year 0 Year: - $ - $ - $ - $ - $ - $ $ (2,317,987) Levered Unlevered Basis - - - - - - 1,600,000 Plus: Debt - - - - - - 800,000 Plus: Bridge Debt Proceeds - - - - - - (800,000) Less: Bridge Debt Repayment - 100,709 90,763 81,188 69,938 50,493 - Levered Cash Flow - 3,528,764 - - - - - Plus: Exit Value - (35,288) - - - - - Less: Exit Transaction Costs - (1,600,000) - - - - - Less: Debt Repayment - $ $ 1,994,186 $ 90,763 $ 81,188 $ 69,938 $ 50,493 $ (717,987) Total Levered Cash Flow - 6.6% 6.0% 5.3% 4.6% 3.3% Levered Yield (ex. Value - Add CapEx) 28.7% 3.2x $1,568,580 Levered IRR Levered Multiple Profit 25.1% Cash Flow as a % of Profit 15

Financials Summary

HISTORICAL PERFORMANCE FY 2022 % Total EBITDA RevPAR ADR Occupancy Owned Rooms Market Location Hotel Property $ 17,328 $ 194 $ 251 77.25% 75% 394 Resort La Jolla, CA Hilton La Jolla Torrey Pines 10,174 149 228 65.17% 75% 550 Urban Washington, D.C. Capital Hilton 9,217 163 286 56.88% 100% 361 Urban Seattle, WA Marriott Seattle Waterfront 8,354 209 299 70.05% 100% 410 Urban San Francisco, CA The Clancy 7,673 122 218 55.92% 100% 499 Urban Philadelphia, PA The Notary Hotel 11,383 424 737 57.60% 100% 170 Resort Truckee, CA The Ritz - Carlton Lake Tahoe 30,377 460 618 74.47% 100% 276 Resort Sarasota, FL The Ritz - Carlton Sarasota 8,288 164 251 65.36% 100% 415 Urban Chicago, IL Sofitel Chicago Magnificent Mile 18,115 529 707 74.81% 100% 142 Resort Key West, FL Pier House Resort & Spa 9,127 804 1,258 63.96% 100% 65 Resort Napa Valley, CA Bardessono Hotel and Spa 30,137 889 1,205 73.81% 100% 180 Resort St. Thomas, U.S. Virgin Islands The Ritz - Carlton St. Thomas 13,620 364 601 60.58% 100% 190 Resort Beaver Creek, CO Park Hyatt Beaver Creek Resort & Spa 6,958 490 907 54.06% 100% 80 Resort Napa Valley, CA Hotel Yountville 3,157 258 348 74.26% 100% 143 Urban Beverly Hills, CA Mr. C Beverly Hills Hotel 14,887 1,225 1,929 63.53% 100% 96 Resort Puerto Rico The Ritz - Carlton Reserve Dorado Beach 1,710 477 1,057 45.15% 100% 210 Resort Scottsdale, AZ Four Seasons Resort Scottsdale $ 200,505 $ 296 $ 452 65.62% 4,181 Total / Weighted Average Q2 2023 % Total TTM EBITDA RevPAR ADR Occupancy Owned Rooms Market Location Hotel Property $ 17,204 $ 202 $ 246 82% 75% 394 Resort La Jolla, CA Hilton La Jolla Torrey Pines 15,750 228 278 82% 75% 550 Urban Washington, D.C. Capital Hilton 11,582 244 311 79% 100% 369 Urban Seattle, WA Marriott Seattle Waterfront 9,348 220 292 75% 100% 410 Urban San Francisco, CA The Clancy 9,472 168 238 71% 100% 499 Urban Philadelphia, PA The Notary Hotel 10,904 272 513 53% 100% 170 Resort Truckee, CA The Ritz - Carlton Lake Tahoe 25,023 374 590 63% 100% 276 Resort Sarasota, FL The Ritz - Carlton Sarasota 7,347 205 275 75% 100% 415 Urban Chicago, IL Sofitel Chicago Magnificent Mile 15,925 457 642 71% 100% 142 Resort Key West, FL Pier House Resort & Spa 7,179 805 1,105 73% 100% 65 Resort Napa Valley, CA Bardessono Hotel and Spa 24,970 804 1,065 76% 100% 180 Resort St. Thomas, U.S. Virgin Islands The Ritz - Carlton St. Thomas 10,904 106 313 34% 100% 193 Resort Beaver Creek, CO Park Hyatt Beaver Creek Resort & Spa 3,014 447 764 59% 100% 80 Resort Napa Valley, CA Hotel Yountville 2,641 254 319 80% 100% 143 Urban Beverly Hills, CA Mr. C Beverly Hills Hotel 20,040 1,454 2,270 64% 100% 96 Resort Puerto Rico The Ritz - Carlton Reserve Dorado Beach 21,692 415 852 49% 100% 210 Resort Scottsdale, AZ Four Seasons Resort Scottsdale $ 212,995 $ 309 $ 436 71% 4,192 Total / Weighted Average Source: Company Presentations and filings. 17

REVENUE BREAKDOWN - GEOGRAPHY FY 2022 Total Other Hotel Food and Bev Rooms # of Hotels Primary Geographical Market $ 199,739 $ 19,152 $ 45,952 $ 134,635 6 California 61,246 8,931 14,238 38,077 1 Puerto Rico 5,194 657 1,430 3,107 1 Arizona 50,615 8,965 16,397 25,253 1 Colorado 132,468 24,771 34,068 73,629 2 Florida 33,635 1,656 7,150 24,829 1 Illinois 27,536 1,178 4,121 22,237 1 Pennsylvania 26,385 1,321 3,619 21,445 1 Washington 45,113 1,960 13,276 29,877 1 Washington, D.C. 87,654 10,238 18,990 58,426 1 USVI $ 669,585 $ 78,829 $ 159,241 $ 431,515 16 Total Source: Company Presentations and filings. 18

EXPOSURE TO LUXURY HOTELS & RESORTS Ritz - Carlton Drives Q2 TTM Hotel EBITDA (1) Luxury Hotels Drive Q1 TTM Hotel EBITDA (1) High Transient Demand Drives Q2 TTM Revenue Resorts Drive Q2 TTM Results Transient, 76% Group, 22% Contract, 2% Urban, 26% Resort, 74% Ritz - Carlton $80,937 Hilton $32,954 Independent $31,759 Marriott/ Autograph $30,402 Four Seasons $13,666 $21,692 Park Hyatt Sofitel $7,347 $ - $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 $105,000 Luxury $155,401 Upper Upscale $63,356 $180,000 $160,000 $140,000 $120,000 $100,000 $80,000 $60,000 $40,000 $20,000 $ - 19

2024 REVPAR FORECAST 3.69% 3.57% 7.39% 1.54% 2.56% 4.15% - 0.23% 2.84% 2.60% - 0.17% 3.04% 2.86% 1.70% - 1.09% 0.59% 0.13% 0.86% 0.73% - 2.00% 0.00% 2.00% 4.00% 6.00% 8.00% Luxury Upper Upscale Upscale Upper Midscale Midscale Economy 20

OCCUPANCY AND ADR 21 TTM Q2'23 (1) As reported in Earnings Releases: 2019 as reported on 2/25/2021; 2020 as reported on 2/24/2022; 2021 and 2022 as reported on 2/22/2023; TTM Q1’23 as reported on 5/2/23 (2) Due to the economic effects of the COVID - 19 pandemic on the Company, the lodging industry and the broader economy, the information provided should not be relied upon as an accurate representation of the current or future financial condition or performance of the C HOTEL ADR (1)(2) HOTEL OCCUPANCY (1)(2) 30.3% 51.9% 64.7% 67.3% 100% 78.9% 80% 20% 0% 40% 60% 2019 2020 2021 2022 TTM Q2'23 $333 $458 $482 $468 $296 $300 $200 $100 $ - $400 $500 2019 2020 2021 2022 Source: Company Presentations and filings.

ACQUISITIONS PERFORMANCE Note: Yield on Cost is calculated as TTM NOI (EBITDA less FF&E Reserve) divided by Net Book Value TTM Yield on Cost TTM EBITDA Multiple Price / Key Price Acq Date Property 5.0% 20.8x $369K $153.0M 2/24/2014 Sofitel Chicago Magnificent Mile 17.8% 5.8x $653K $92.7M 3/3/2014 Key West Pier House 12.2% 11.8x $1.3M $85.0M 7/9/2015 Bardessono 18.0% 2.6x $356K $64.0M 12/15/2015 Ritz - Carlton St. Thomas 8.3% 10.6x $754K $145.5M 4/3/2017 Park Hyatt Beaver Creak 6.4% 16x $1.2M $96.5M 5/11/2017 Hotel Yountville 12.6% 6.8x $620K $171.0M 4/4/2018 Ritz - Carlton Sarasota 6.9% 9.5x $608K $103.3M (1) 1/15/2019 Ritz - Carlton Lake Tahoe 2.6% 29.5x $545K (2) $77.9M 8/5/2021 Mr. C Beverly Hills Hotel 9.2% 9.6x $1.8M (3) $193.0M 3/11/22 Ritz - Carlton Reserve Dorado Beach 7.2% 11.5x $1.2M $250.0M (1) 12/1/22 Four Seasons Scottsdale 9.4% Weighted Average: 22 Source: Company Presentations and filings.

GROWTH DRIVERS – URBAN PROPERTIES ADR Up – Q2 2019 to Q2 2023 Occupancy Stabilizing – Q2 2019 to Q2 2023 - 100 200 300 400 500 600 700 800 Q2'19 Q2'20 Q2'21 Q2'22 Key: Q2'23 Resort Pandemic 0% 10% 20% 40% 50% 60% 70% 80% 90% 100% Q2'20 Q2'21 Q2'22 Q2'23 - 11.4% - 9.4% - 4.8% Urban Q2'19 Average 62.6% 36.8% 5.8% 30% 23 Source: Company Presentations and filings.

GROWTH DRIVERS – URBAN PROPERTIES (CONT.) 24 Key Observations Urban properties nearing full recovery Resort performance stabilizing Average RevPAR is well above 2019 levels (1) Same - store data for the current 16 hotel assets held by BHR Resort: Bardessono, Hotel Yountville, Ritz - Carlton St. Thomas, Ritz - Carlton Sarasota, Ritz - Carlton Lake Tahoe, Ritz - Carlton Reserve Dorado Beach, Pier House, Hilton Torrey Pines, Park Hyatt Beaver Creek, and Four Seasons Scottsdale Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Mr. C Source: Company Pr RevPAR (1) Up – Q2 2019 to Q2 2023 Q2'19 Key: Q2'20 Resort Q2'21 Urban Q2'22 Q2'23 Average - 100 200 300 400 500 600 54.9% 23.9% - 6.3%

Properties Overview

PORTFOLIO LIST Q2 2023 % Total TTM EBITDA RevPAR ADR Occupancy Owned Rooms Market Location Hotel Property $ 17,204 $ 202 $ 246 82% 75% 394 Resort La Jolla, CA Hilton La Jolla Torrey Pines 15,750 228 278 82% 75% 550 Urban Washington, D.C. Capital Hilton 11,582 244 311 79% 100% 369 Urban Seattle, WA Marriott Seattle Waterfront 9,348 220 292 75% 100% 410 Urban San Francisco, CA The Clancy 9,472 168 238 71% 100% 499 Urban Philadelphia, PA The Notary Hotel 10,904 272 513 53% 100% 170 Resort Truckee, CA The Ritz - Carlton Lake Tahoe 25,023 374 590 63% 100% 276 Resort Sarasota, FL The Ritz - Carlton Sarasota 7,347 205 275 75% 100% 415 Urban Chicago, IL Sofitel Chicago Magnificent Mile 15,925 457 642 71% 100% 142 Resort Key West, FL Pier House Resort & Spa 7,179 805 1,105 73% 100% 65 Resort Napa Valley, CA Bardessono Hotel and Spa 24,970 804 1,065 76% 100% 180 Resort St. Thomas, U.S. Virgin Islands The Ritz - Carlton St. Thomas 10,904 106 313 34% 100% 193 Resort Beaver Creek, CO Park Hyatt Beaver Creek Resort & Spa 3,014 447 764 59% 100% 80 Resort Napa Valley, CA Hotel Yountville 2,641 254 319 80% 100% 143 Urban Beverly Hills, CA Mr. C Beverly Hills Hotel 20,040 1,454 2,270 64% 100% 96 Resort Puerto Rico The Ritz - Carlton Reserve Dorado Beach 21,692 415 852 49% 100% 210 Resort Scottsdale, AZ Four Seasons Resort Scottsdale $ 212,995 $ 309 $ 436 71% 4,192 Total / Weighted Average 26

HILTON LA JOLLA TORREY PINES La Jolla, CA Location 394 Rooms 75% Owned 77.25% Occupancy FY 2022 $251 ADR $194 RevPAR $13,162 Net Income $17,328 EBITDA 27

HILTON LA JOLLA TORREY PINES ▪ BHR owns a 75% partnership interest in Ashford HHC Partners III LP, which is subject to a ground lease in the Hilton La Jolla Torrey Pines expiring in 2067. CHH Torrey Pines Hotel Partners LP, a subsidiary of Ashford HHC Partners III LP, leases the Hilton La Jolla Torrey Pines hotel to CHH Torrey Pines Tenant Corp. The remaining 25% partnership interest in Ashford HHC Partners III LP is owned by Park Hotels & Resorts, Inc. The hotel opened in 1989 and is comprised of 394 guest rooms, including 232 king rooms, 152 queen/queen rooms and 10 suites. Approximately $32.3 million has been spent on capital expenditures since the acquisition of the hotel by Ashford HHC Partners III LP in 2007, which has included lobby, restaurant, meeting space and room renovations. ▪ The hotel’s location attracts all three major demand segments: corporate transient, group meetings and leisure transient. The famous Torrey Pines Golf Course, located on the property’s western boundary, appeals to each demand segment and provides exclusive tee times to guests staying at the hotel. Nearly every room has a private balcony or patio with ocean, garden or golf course views. In addition to the attraction of the golf course, the hotel is located within walking distance of the Torrey Pines State Nature Reserve with access to a number of outdoor activities and Pacific Ocean beaches. Numerous hospitals and research facilities are located within close proximity of the hotel. ▪ Additional property highlights include: – Meeting Space: Approximately 60,000 square feet of event space, including: – 21,000 square feet of function space in 21 rooms to accommodate up to 1,500 people; – over 32,000 square feet of outdoor function space; and – the 6,203 square foot Fairway Pavilion Ballroom overlooking the 18th fairway of Torrey Pines Golf Course South Course. – Food and Beverage: The Hilton La Jolla Torrey Pines hosts the Torreyana Grille and Lounge, an all - purpose, three - meal restaurant with 205 seats and the Horizons Coffee Cafe. Both outlets overlook the golf course and the Pacific Ocean. – Other Amenities: The hotel has a fitness center, outdoor pool, outdoor whirlpool, tennis courts, basketball court, business center, lush gardens and pathways, valet parking and a gift shop. – Location and Access. The hotel is located near the Pacific Ocean in a secluded area of the famous Torrey Pines Golf Course. The hotel is approximately 17 miles from the San Diego International Airport. 28

CAPITAL HILTON Washington, D.C. Location 550 Rooms 75% Owned 65.17% Occupancy FY 2022 $228 ADR $149 RevPAR $1,125 Net Income $10,174 EBITDA 29

CAPITAL HILTON ▪ BHR owns a 75% partnership interest in Ashford HHC Partners III LP, which has a fee simple interest in the Capital Hilton. CHH Capital Hotel Partners LP, a subsidiary of Ashford HHC Partners III LP, leases the Capital Hilton to CHH Capital Tenant Corp. The remaining 25% partnership interest in Ashford HHC Partners III LP is owned by Park Hotels & Resorts, Inc. The hotel opened in 1943 and is comprised of 550 guest rooms, including 283 king rooms, 94 queen/queen rooms, 90 double/double rooms, 81 single queen rooms and two parlor suites. Approximately $77.0 million has been spent on capital expenditures since the acquisition of the hotel by Ashford HHC Partners III LP in 2007, which has included renovations to the guest rooms, public space, meeting space, lobby and restaurant. ▪ The hotel is strategically located at 16th and K Street, in close proximity to the White House and other government facilities. The hotel has significant historical connotations and is located near numerous Washington, D.C. attractions including the National Mall. The offices of a number of legal firms and national associations are located within walking distance of the property. ▪ Additional property highlights include: – Meeting Space: Approximately 31,000 square feet of contiguous meeting space located on the same floor. – Food and Beverage: The Capital Hilton hosts (i) the Northgate Grill, a full service restaurant with 130 seats and (ii) the Statler Lounge, a lobby bar with 72 seats. – Other Amenities: The hotel has a health club, gift shop, business center and valet parking. – Location and Access. The hotel is conveniently located in the center of Washington, D.C., north of the White House and near the National Mall and numerous tourist attractions. By virtue of its size and clear signage, it is visible from both directions on 16th street. The hotel is approximately five miles from Ronald Reagan Washington National Airport. 30

MARRIOTT SEATTLE WATERFRONT Seattle, WA Location 361 Rooms 100% Owned 56.88% Occupancy FY 2022 $286 ADR $163 RevPAR $3,790 Net Income $9,217 EBITDA 31

MARRIOTT SEATTLE WATERFRONT ▪ BHR’s subsidiary, Ashford Seattle Waterfront LP, owns a fee simple interest in the Marriott Seattle Waterfront. The hotel opened in 2003 and is comprised of 348 guest rooms and 13 suites, including 204 king rooms, 155 double/double rooms and two Murphy beds. About half of the hotel’s guest rooms have water views overlooking Elliott Bay with the remaining guest rooms having partial water views. Approximately $34.2 million has been spent on capital expenditures since the acquisition of the hotel in 2007. Capital improvements in 2017 included the relocation of the M Club from the eighth floor to the lobby level, which recaptured three guest rooms. A transformative guest room and corridor renovation occurred in 2022 which included case goods, flooring, wall covering, soft goods, lighting, and bathrooms. ▪ The hotel is located on the Seattle Waterfront within walking distance of Pike Place Market, a unique retail experience and a major Seattle tourist attraction. Numerous food vendors providing locally produced food, retail shops offering a variety of merchandise and the original Starbucks Coffee Shop complement the venue. The Seattle Great Wheel, one of the tallest Ferris wheels in the western United States, and the Seattle Aquarium are located along Alaskan Way, which is in close proximity to the hotel. The hotel is also located directly across from the Pier 66 cruise terminal, a strong leisure demand generator during the six - month long cruise season. ▪ Additional property highlights include: – Meeting Space: Approximately 18,000 square feet of meeting space. – Food and Beverage: The Marriott Seattle Waterfront hosts: (i) Hook and Plow, a full - service restaurant with 192 seats; (ii) Lobby Bar/Library with 120 seats; and (iii) the “Market” offering snacks, drinks and sundry items. – Other Amenities: The hotel has a fitness center, indoor/outdoor connected pool, business center, guest laundry facilities, valet parking and three electric vehicle charging stations. – Location and Access. The hotel is conveniently located on the Seattle waterfront, just off of the Alaskan Way S. exit from Highway 99 N. The hotel is approximately 13 miles from the Seattle/Tacoma International Airport. 32

THE CLANCY San Francisco, CA Location 410 Rooms 100% Owned 70.05% Occupancy FY 2022 $299 ADR $209 RevPAR ($2,872) Net Income $8,354 EBITDA 33

THE CLANCY ▪ BHR’s subsidiary, Ashford San Francisco II LP, owns a fee simple interest in The Clancy. The hotel opened in 2001 and is comprised of 410 guest rooms, including 196 king rooms, 184 queen/queen rooms and 30 suites. Approximately $76.4 million has been spent on capital expenditures since the acquisition of the hotel in 2007, which included a restaurant renovation, a guest room soft goods renovation and a meeting space renovation. In early 2017, the hotel began an extensive custom designed guest room renovation. As part of this renovation the companyincreased the room count from 405 to 410 rooms utilizing former conference suites. The new guest rooms reflect the hotel’s ideal location in the new and evolving SoMa district. Bold vibrant colors with calming grey undertones mimic the stunning visual beauty expressed in the iconic city of San Francisco. Innovative smart technology combined with comfort and luxury provide travelers with an intriguing and unique experience. ▪ On October 1, 2020, BHR announced the opening of The Clancy, a conversion of the Courtyard San Francisco Downtown into a full service hotel within Marriott’s Autograph Collection®. The conversion included a complete redesign of the lobby, front desk, food and beverage outlets, meeting spaces, public areas and the façade. The custom designed guest rooms are commensurate with an upper upscale brand. Adding a few additional amenities and accessories completed their transition to an Autograph Collection Hotel. The reimaged public space and modern guest rooms elevate The Clancy within the upper upscale market. The hotel is located conveniently downtown in the heart of the SoMa district of San Francisco. ▪ The hotel is located near numerous high tech businesses and attractions, including the Moscone Convention Center, Transbay Transit Center, Oracle Park, Union Square and the Metreon Complex. 34

THE CLANCY (CONT.) ▪ Additional property highlights include: – Meeting Space: Approximately 9,900 square feet of indoor meeting space and nearly 1,000 square feet of private outdoor reception areas. In 2022, the company converted the former indoor swimming pool space into an approximate 1,200 square foot meeting room, which includes an outdoor balcony space overlooking the Block 9 Courtyard. Located on the second floor adjacent to the majority of the hotel’s meeting space, this new meeting room will allow the hotel to capture additional groups while providing much greater flexibility to the group meeting guests. – Food and Beverage: The transformed food and beverage outlets at The Clancy include completely reconfigured spaces to meet the requirements of today’s discerning traveler. The Seven Square Tap Room, open for breakfast, lunch, dinner and cocktails, seats 118. The dining area seats 78. The bar and lounge area seats six at the bar and 34 in the lounge. The Lobby Lounge is configured with a bar, couches, small tables and a community table, seats 43 guests including 10 at the bar, 10 at the community table and 23 in various other seating configurations. The Radiator Coffee Salon, open for breakfast and light lunches seats 35 patrons at tables and stadium style seating. An exterior sales window allows the outlet to capture business from local residents and office commuters. Two exterior venues are available for both group and transient guests: the original outdoor courtyard, renamed Block 9 and a completely new space, the Parklet. Block 9 includes a fire pit and has been redesigned to be flexible enough to offer overflow seating for the Lobby Lounge and for private receptions. Total seating in Block 9 encompasses 56 seats in lounge, table and stadium seating configurations. The Parklet is completely covered and can be used for small receptions and outdoor seating. – Other Amenities : The hotel has a fully equipped 1 , 400 square foot fitness center . In 2022 the company expanded the fitness center by approximately 600 square feet . SOMA Mercantile, a gift shop of approximately 100 square feet contains food, beverage and retail items unique to San Francisco, along with national brand favorites . Valet parking is available in a two level subterranean garage – Original Art: During the conversion process, BHR commissioned two new outdoor murals, located in Block 9 and the Parklet and two sculptures, one located on a lobby wall and one on the exterior of the building. The hotel’s original art piece, a globe representing San Francisco’s unique position as a world class city, was moved from Block 9 to a prominent position in the Parklet. – Location and Access. The hotel is located in downtown San Francisco and is easily accessible from Interstate 80 and US 101. The hotel is approximately 14 miles from the San Francisco International Airport. The Montgomery Street BART (Bay Area Rapid Transit) station is approximately three blocks from the hotel providing convenient access to the airport and East Bay communities. 35

THE NOTARY HOTEL Philadelphia, PA Location 499 Rooms 100% Owned 55.92% Occupancy FY 2022 $218 ADR $122 RevPAR ($505) Net Income $7,673 EBITDA 36

THE NOTARY HOTEL ▪ BHR’s subsidiary, Ashford Philadelphia Annex LP, owns a fee simple interest in The Notary Hotel . The hotel opened in 1999 and is comprised of 499 guest rooms, including 311 king rooms, 109 queen/queen rooms, 77 double/double rooms and two parlor suites . Approximately $ 59 . 2 million has been spent on capital expenditures since the acquisition of the hotel in 2007 . ▪ On July 17, 2019, BHR announced the opening of The Notary Hotel. Listed on the National Register of Historic Places, the former Courtyard by Marriott Philadelphia Downtown underwent a rebranding and renovation in excess of $20 million to create The Notary Hotel. Improvements included a complete renovation of the guest rooms, guest corridors, and lobby. Additionally the restaurant was renovated and repositioned as an upscale tapas bar. ▪ The property joined Marriott’s Autograph Collection Hotels, a diverse portfolio of independent hotels around the world that reflect unique vision, design and environments. It is located in the center of Philadelphia’s downtown business district, across from City Hall and one block from the Philadelphia Convention Center. The hotel is also conveniently located next to the Historical District, the Reading Terminal Market, the University of Pennsylvania and Independence Hall. ▪ Additional property highlights include: – Meeting Space: Approximately 10,000 square feet of meeting space throughout 12 event rooms. – Food and Beverage: The Notary Hotel hosts (i) Sabroso+Sorbo, an exciting restaurant with Latin - inspired fare and specialty cocktails and (ii) La Colombe®, the hotel’s popular onsite coffee outlet featuring grab - and - go sandwiches, appetizing snacks, fresh salads and delectable pastries. – Other Amenities: The hotel has a fitness center, sundries shop/market, business center and valet parking. – Location and Access. The hotel is located in downtown Philadelphia and is accessible from Interstate 676. The hotel’s corner location and clear signage make it easily visible from both Juniper Street and South Penn Square. The hotel is approximately 10 miles from the Philadelphia International Airport 37

THE RITZ - CARLTON LAKE TAHOE Truckee, CA Location 170 Rooms 100% Owned 57.60% Occupancy FY 2022 $737 ADR $424 RevPAR $5,020 Net Income $11,383 EBITDA 38

THE RITZ - CARLTON LAKE TAHOE ▪ On January 15, 2019, BHR acquired a 100% interest in the 170 - room Ritz - Carlton Lake Tahoe located in Truckee, California for $120.0 million. Approximately $7.9 million has been spent on capital expenditures since the acquisition of the hotel in January 2019. ▪ The Ritz - Carlton Lake Tahoe was built in 2009 and has 170 luxurious and spacious rooms, including 17 suites. The resort also offers an array of amenities, including ski - in/ski - out access to Northstar Ski Mountain, the ultra - luxury Lake Club on the shore of Lake Tahoe, a 17,000 square foot full - service spa, six food and beverage outlets, including the acclaimed Manzanita restaurant, over 37,000 square feet of flexible indoor/outdoor meeting space, two outdoor pools, state - of - the - art fitness club and yoga studio, and the Ritz Kids Club. ▪ Additional property highlights include: – Meeting Space: The property has over 37,000 square feet of meeting space including 15,000 square feet of outdoor event space with the dramatic fireside terrace, two elegant ballrooms and the waterfront Lake Club, a multi - level venue for intimate events. – Food and Beverage: The property features six food and beverage outlets, including the extraordinary North Lake Tahoe dining in Manzanita, featuring artfully crafted cuisine and Backyard Bar and BBQ, featuring St. Louis style BBQ favorites. – Other Amenities: The property offers 170 luxurious guest rooms and suites with in - room gas fireplaces and floor - to - ceiling windows, a 17,000 square foot slope - side spa with treatments themed around nature and the Ritz Kids children’s program. – Location and Access. Located in the North Lake Tahoe area, the property is situated mid - mountain at the Northstar Ski Area. With its premier location, luxury brand affiliation and world - class amenities, The Ritz - Carlton Lake Tahoe is positioned as the leading resort in one of the country’s most popular tourist destinations. North Lake Tahoe, located approximately 45 minutes from Reno, Nevada and two hours from Sacramento, is a popular and growing upscale, year - round tourist destination. Beyond the first - class hotel experience, guests have easy access to the Lake Tahoe area’s many amenities and activities, including world - class skiing and winter sports, boating, fishing, hiking, golfing, as well as exceptional dining and shops. 39

THE RITZ - CARLTON SARASOTA Sarasota, FL Location 276 Rooms 100% Owned 74.47% Occupancy FY 2022 $618 ADR $460 RevPAR $17,641 Net Income $30,377 EBITDA 40

THE RITZ - CARLTON SARASOTA ▪ On April 4 , 2018 , BHR acquired a 100 % interest in The Ritz - Carlton Sarasota in Sarasota, Florida for $ 171 . 4 million and a 22 - acre plot of vacant land for $ 9 . 7 million . Approximately $ 17 . 2 million has been spent on capital expenditures since the acquisition of the hotel in April 2018 . ▪ The Ritz - Carlton Sarasota was built in 2001 and has 276 luxurious and spacious rooms, including 31 suites. The resort also offers an array of amenities, including a 26,000 square foot Beach Club with 410 feet of beachfront, a private, luxury Tom Fazio designed Golf Club, the award - winning 15,000 square foot Ritz - Carlton Spa, eight food and beverage outlets, including the acclaimed Jack Dusty waterfront restaurant, 29,000 square feet of flexible indoor meeting space, two outdoor pools, 24 - hour state - of - the - art fitness club and lighted tennis courts. ▪ Additional property highlights include: – Meeting Space: The property has a 26,000 - square - foot conference center, outdoor venues for up to 1,200 guests as well as venues overlooking the Gulf of Mexico. – Food and Beverage: The property features four different restaurants, including the nautically inspired Jack Dusty and Ridley’s Porch, the relaxed beachfront Lido key Tiki Bar, as well as the Golf Club Grille overlooking the entire golf course. – Other Amenities: The property offers 276 guest rooms with private balconies, a serene private beach club on Lido Key, 18 holes of championship golf and a luxurious spa. – Location and Access. Located on Sarasota Bay in downtown Sarasota, the property, with its premier location, luxury - brand affiliation and world - class amenities, is positioned as the leading resort in one of country’s fastest growing markets. Sarasota, located approximately 60 miles south of Tampa, is a popular and growing upscale, year - round destination on the west coast of Florida. Beyond the first - class hotel experience, guests have easy access to the Sarasota area’s many amenities and activities, including exceptional dining and shops, art galleries, beaches, museums, boating, fishing, and golfing. 41

SOFITEL CHICAGO MAGNIFICENT MILE Chicago, IL Location 415 Rooms 100% Owned 65.36% Occupancy FY 2022 $251 ADR $164 RevPAR $2,226 Net Income $8,288 EBITDA 42

SOFITEL CHICAGO MAGNIFICENT MILE ▪ On February 24, 2014, BHR acquired a fee simple interest in the Sofitel Chicago Magnificent Mile. The hotel opened in 2002 and is comprised of 415 guest rooms, including 63 suites. Approximately $19.9 million has been spent on capital expenditures at the hotel since the acquisition of the hotel in 2014. The fitness center and lobby bar were extensively renovated in the first quarter of 2017. A comprehensive guest room and corridor renovation began in the fourth quarter of 2017 and was completed in the second quarter of 2018. ▪ The 32 - story building was designed by French architect Jean - Paul Viguier and has views of Lake Michigan and the Chicago skyline. It is located in the heart of the Gold Coast neighborhood, proximate to some of Chicago’s largest leisure demand generators, on the corner of Chestnut Street and Wabash Avenue. ▪ Additional property highlights include: – Meeting Space: Approximately 10,000 square feet of meeting space. – Food and Beverage: The Sofitel Chicago Magnificent Mile includes (i) CDA, an 82 seat French inspired casual restaurant; (ii) Le Bar, a 45 seat modern cocktail lounge; (iii) La Tarrasse, a 40 - seat outdoor patio and lounge serving the cuisine of CDA; and (iv) Cigale, a restaurant space featuring an exhibition kitchen and frontage on Wabash Avenue overlooking Connors Park (currently utilized only for event space). – Other Amenities: The hotel has a fitness center, a business center and valet parking. – Location and Access. The hotel is located one block west of Chicago’s Magnificent Mile on a 0.6 acre parcel in an area of Chicago known as the Gold Coast. The hotel has easy access to the Chicago “L” train and is located approximately 18 miles from O’Hare International Airport and 13 miles from Midway International Airport. 43

PIER HOUSE RESORT AND SPA Key West, FL Location 142 Rooms 100% Owned 74.81% Occupancy FY 2022 $707 ADR $529 RevPAR $12,377 Net Income $18,115 EBITDA 44

PIER HOUSE RESORT AND SPA ▪ On March 1, 2014, the company acquired a fee simple interest in the Pier House Resort & Spa from Ashford Trust pursuant to an option agreement that the company entered into in connection with our spin - off from Ashford Trust. The hotel opened in 1968 and is comprised of 142 guest rooms, including 76 king rooms, 43 queen/queen rooms and 23 suites. Approximately $16.6 million has been spent on capital expenditures since the acquisition of the hotel in May 2013, which included spa, fitness center and guest rooms refresh renovations. ▪ The hotel is located on a six - acre parcel in Key West, Florida. In addition to its secluded private beach, the hotel is well - situated at the north end of Duval Street providing easy access to the heart of Key West and its many demand generators. ▪ Additional property highlights include: – Meeting Space: Approximately 2,600 square feet of conference space and 2,000 square feet of wedding space overlooking the Gulf of Mexico. – Food and Beverage: The Pier House Resort & Spa provides an al fresco beach bar, the 152 - seat One Duval Restaurant as well as the 18 - seat Chart Room. – Other Amenities: The hotel has a full - service spa, a private beach, a heated outdoor pool and a private dock for charter pick - ups. – Location and Access. The hotel is located on a six - acre compound in the historic district of Key West, Florida, on Duval Street, at the Gulf of Mexico. Key West, which is the southernmost point of the Florida peninsula, is 160 miles south of Miami. Key West International Airport is approximately four miles from the property. The Marathon and Miami airports are all within driving distance. 45

BARDESSONO HOTEL AND SPA Yountville, CA Location 65 Rooms 100% Owned 63.96% Occupancy FY 2022 $1,258 ADR $804 RevPAR $4,488 Net Income $9,127 EBITDA 46

BARDESSONO HOTEL AND SPA ▪ On July 9, 2015, BHR acquired a 100% leasehold interest in the Bardessono Hotel and Spa in Yountville, California, which is subject to a ground lease that initially expires in 2065, with two 25 - year extension options. The Bardessono Hotel and Spa was built in 2009 and has 65 luxurious rooms and suites. Built and operated with a primary focus on green practices and is LEED Platinum certified. In 2016 the meeting space was renovated. In 2019 the company completed construction of a 3,705 square foot Maple Grove Villa, which consists of three large suites, each of which boasts a distinctive great room, stately king bedroom, spa bathroom, courtyard and plunge pool. Approximately $8.8 million has been spent on capital expenditures since the acquisition of the hotel in July 2015. ▪ The hotel is located in Yountville, California and enjoys a central location in the heart of Napa Valley. It offers exceptional amenities, including large, well appointed guest rooms and suites with private patios/balconies. Guest rooms have fireplaces and oversized bathrooms, many featuring steam showers and a second shower located outdoors in a private garden. ▪ Additional property highlights include: – Meeting Space: Approximately 2,100 square feet of indoor and outdoor meeting space. – Food and Beverage: The Bardessono Hotel and Spa offers the acclaimed 84 - seat Lucy restaurant and bar. – Other Amenities: The hotel offers an on - site spa and a fitness center. Outdoor amenities include a rooftop pool and a vegetable garden. Complimentary bicycles and five Lexus vehicles are available for guest use. – Location and Access. The hotel is approximately 60 miles north of San Francisco, approximately 68 miles from the San Francisco International Airport and approximately 60 miles from the Oakland International Airport. The hotel is located within the town of Yountville, offering numerous retail and restaurant establishments including the famed French Laundry. Yountville is in the heart of the Napa Valley, a premier wine and culinary destination with over 450 wineries. In addition to the valley’s traditional wine and dining attractions, the region is also known as a popular leisure destination for hiking, biking, golfing, shopping and festivals. 47

THE RITZ - CARLTON ST. THOMAS St. Thomas, U.S. Virgin Islands Location 180 Rooms 100% Owned 73.81% Occupancy FY 2022 $1,205 ADR $889 RevPAR $18,920 Net Income $30,137 EBITDA 48

THE RITZ - CARLTON ST. THOMAS ▪ On December 15, 2015, BHR acquired a 100% interest in The Ritz - Carlton St. Thomas on the island of St. Thomas, U.S. Virgin Islands. The Ritz - Carlton St. Thomas opened in 1996 and has 155 luxurious guest rooms and 25 suites, all featuring a spacious private balcony with ocean or resort views. Approximately $115.4 million has been spent on capital expenditures since the acquisition of the hotel in December 2015. Capital investment was primarily focused on remediation and reconstruction effort due to damage sustained after Hurricane Irma. The hotel operated as a 59 - room Marriott - affiliated non - branded hotel for the majority of 2019 and re - opened as a full service Ritz - Carlton resort in late November 2019. ▪ Additional property highlights include: – Meeting Space: The property has more than 10,000 square feet of indoor and outdoor meeting and function space offering stunning views of Great Bay and neighboring St. John. – Food and Beverage : The property features (i) the 163 seat Bleuwater Restaurant ; (ii) Alloro, a 100 - seat Italian restaurant ; (iii) Sails, a 155 - seat beachside restaurant and bar ; and (iv) Coconut Cove, a second beachside 118 - seat restaurant, on the grounds of the adjacent Ritz - Carlton Destination Club . A new fresh service market, Southwind, opened in 2020 , serving coffee, sandwiches, ice cream and other light fare . – Other Amenities: The resort offers a beachfront infinity - edge pool, as well as a children’s pool and hot tub, a 7,500 square foot full - service awardwinning spa and a 2,000 square foot fitness center. The resort also offers the Ritz Kids Club. – Location and Access. The hotel is located on 30 oceanfront acres along Great Bay, St. Thomas, U.S. Virgin Islands. It is 1.6 miles from Urman Victor Fredericks Marine Terminal in Red Hook and 11 miles from Cyril E. King Airport. 49

PARK HYATT BEAVER CREEK RESORT & SPA Beaver Creek, CO Location 190 Rooms 100% Owned 60.58% Occupancy FY 2022 $601 ADR $364 RevPAR $5,668 Net Income $13,620 EBITDA 50

PARK HYATT BEAVER CREEK RESORT & SPA ▪ On March 31, 2017, BHR acquired a 100% interest in the 190 - room Park Hyatt Beaver Creek Resort & Spa in Beaver Creek, Colorado. Located in the heart of Beaver Creek Village, approximately 100 miles west of Denver, it is located in one of the most exclusive resort destinations in North America. The Park Hyatt Beaver Creek Resort & Spa is an integral part of the Beaver Creek Village as the only full - service hotel with direct ski - in/ski - out access. The Park Hyatt Beaver Creek Resort & Spa was built in 1989 and has 190 luxurious and spacious rooms, including 81 king rooms, 66 double/double rooms, 20 double/queen rooms, 22 suites and one suite parlor. The hotel underwent a full lobby renovation in 2019, which included a new lobby bar and the addition of an epicurean market. Approximately $16.8 million has been spent on capital expenditures since the acquisition of the hotel in March 2017. ▪ Additional property highlights include: – Meeting Space: The property has over 20,000 square feet of flexible indoor and outdoor event space and is home to the largest ballroom in Vail Valley. – Food and Beverage: The property has four food and beverage outlets, including the world - class 8100 Mountainside Bar & Grill, the Brass Bear Bar, the Fall Line epicurean market and Powder 8 Kitchen & Tap, serving the Beaver Creek community and hotel guests during the ski season. – Other Amenities: The resort offers an array of amenities, including the award - winning 30,000 square foot Exhale Spa, a heated outdoor pool and five outdoor hot tubs beneath a mountain waterfall, 24 - hour state - of - the - art fitness club, ski valet service, outdoor fire pits, guest access to two private championship golf courses and the Beaver Creek Tennis Center. The property also features over 18,800 square feet of fully leased, highly visible retail space in the heart of Beaver Creek. – Location and Access. Located in the heart of Beaver Creek Village, Colorado, the Park Hyatt Beaver Creek Resort & Spa is positioned as the leading resort in one of North America’s most renowned luxury resort destinations. Beyond the world - class hotel, guests have easy access to Beaver Creek’s famous amenities, including exceptional dining and luxury boutique shopping, the 535 - seat Vilar Performing Arts Center where festivals and large events are held and an outdoor ice skating rink. While the Vail Valley is home to some of the top ski areas in the world and is a well - known winter destination, it has become very popular as a summer destination due to its proximity to diverse leisure activities, including hiking, biking, horseback riding, white water rafting, fishing, golfing and festivals. 51

HOTEL YOUNTVILLE Yountville, CA Location 80 Rooms 100% Owned 54.06% Occupancy FY 2022 $907 ADR $490 RevPAR $2,547 Net Income $6,958 EBITDA 52

HOTEL YOUNTVILLE ▪ On May 11, 2017, BHR acquired a 100% interest in the 80 - room Hotel Yountville in Yountville, California. The Hotel Yountville was originally built in 1998 and, in 2011, underwent an extensive expansion and renovation that upgraded all guest rooms, adding 29 new guest rooms, and added a restaurant, spa, meeting and event space, an outdoor pool, and lounge patio. Currently, the property has 80 luxury rooms consisting of 62 king rooms, eight double/queen rooms and 10 suites. Approximately $3.2 million has been spent on capital expenditures since the acquisition of the hotel in May 2017. ▪ Additional property highlights include: – Meeting Space: The property has approximately 4,400 square feet of indoor and outdoor event space. – Food and Beverage: The property has the acclaimed 46 - seat Heritage Oak restaurant and bar, in - room dining service and complimentary wine tastings. – Other Amenities: The property offers well - appointed guest rooms and suites with private patios/balconies and a 6,500 square foot on - site spa. Its outdoor amenities are notable as well, including a resort - style outdoor heated pool and lounge, landscaping and water features, and the availability of complimentary bicycles for guest use. – Location and Access. Located in the heart of Yountville, California, the Hotel Yountville is approximately 60 miles north of San Francisco and enjoys a central location in the heart of the Napa Valley, widely acclaimed as the continent’s premier wine and culinary destination with over 450 wineries. Known as the “Culinary Capital of the Napa Valley,” Yountville boasts an array of restaurants by famed chefs, earning more Michelin stars per capita than any other place in North America. In addition to the valley’s traditional wine and dining attractions, the region is also known as a popular leisure destination for hiking, biking, golfing, shopping and festivals 53

MR. C BEVERLY HILLS HOTEL Los Angeles, CA Location 143 Rooms 100% Owned 74.26% Occupancy FY 2022 $348 ADR $258 RevPAR ($1,390) Net Income $3,157 EBITDA 54

MR. C BEVERLY HILLS HOTEL ▪ On August 5, 2021, the Company acquired a 100% interest in the 138 - room Mr. C Beverly Hills Hotel and five luxury residences adjacent to the hotel. Approximately $819,000 has been spent on capital expenditures since the acquisition. ▪ The Mr. C was built in 1965 and underwent an extensive renovation in 2011. It has 138 luxurious and spacious rooms, including 12 suites and 10 mini suites. It is a luxury hotel ideally located in close proximity to high - end shopping on Rodeo Drive and business demand from Century City and Culver City. ▪ Additional property highlights include: – Meeting Space: The property has over 24,000 sq. ft. of flexible indoor/outdoor meeting space. The 12 floor ballroom features unparalleled 360 - degree panoramic views of Los Angeles. – Food and Beverage: The property also boasts the acclaimed The Restaurant at Mr. C, which entices travelers and Angelenos alike with its truly authentic Italian flavor by the fourth generation Cipriani. – Other Amenities: The property offers an outdoor pool terrace with daybeds and cabanas, state - of - the - art fitness center and a business center. Additionally, the property includes five newly - constructed and fully - furnished residences which blend contemporary architecture with elegant, minimalistic design and range in size from 2,000 to 3,400 sq. ft. The residences are currently offered for extended - stay rentals. – Location and Access. With its premier location in the heart of West Los Angeles, the property is in the middle of more than 45 million sq. ft. of office space, supporting substantial corporate demand and a wide array of world - renowned leisure demand generators, including unrivaled shopping with high - end retailers, vibrant restaurants and various art and cultural attractions. 55

Puerto Rico Location 96 Rooms 100% Owned 63.53% Occupancy FY 2022 $1,929 ADR $1,225 RevPAR $7,583 Net Income $14,887 EBITDA 56

THE RITZ - CALRTON RESERVE DORADO BEACH ▪ On March 11, 2022, the Company acquired a 100% interest in the 96 - room Ritz - Carlton Reserve Dorado Beach in Dorado, Puerto Rico. Approximately $1.3 million has been spent on capital expenditures since the acquisition. ▪ The Ritz - Carlton Reserve Dorado Beach opened in 2013. Situated on a portion of the original Rockefeller estate, the Ritz - Carlton Reserve Dorado Beach is an intimate refuge, infused with references to the surrounding natural landscape and diverse culture. It has 96 guest rooms, each of which features beautiful modern decor, a large wardrobe and marble floors. Some rooms also feature an en - suite plunge pool and spectacular ocean views. ▪ Additional property highlights include: – Meeting Space: The property offers entirely customizable meeting packages that combine ocean - view meeting space, bespoke services and meeting expertise. A private dining room and several lawns are also available for more social gatherings. – Food and Beverage: The property features three dining outlets including COA, the property’s signature steakhouse and Positivo, offering upscale openair, ocean front dining with an Asian inspired influence. – Other Amenities: The property offers an award winning spa, fitness center, kids club and excellent views of the Caribbean Sea. – Location and Access. Puerto Rico’s capital of San Juan is 25 miles away, and guests can reach Luis Muñoz Marín International Airport within a 50 - minute drive of the property 57

FOUR SEASONS RESORT SCOTTSDALE Scottsdale, AZ Location 210 Rooms 100% Owned 45.15% Occupancy FY 2022 $1,057 ADR $477 RevPAR $933 Net Income $1,710 EBITDA 58

FOUR SEASONS RESORT SCOTTSDALE ▪ On December 1, 2022, the Company acquired a 100% interest in the 210 - room Four Seasons Resort Scottsdale at Troon North in Scottsdale, Arizona. Approximately $383,000 has been spent on capital expenditures since the acquisition. ▪ The Four Seasons Resort Scottsdale was opened in 1999. It has 210 luxurious and spacious guest rooms, including 22 suites that average 1,214 sq. ft. in size, all boasting private patios or balconies overlooking the colorful desert landscapes. ▪ Additional property highlights include: – Meeting Space: The property boasts 35,900 square feet of total indoor and landscaped outdoor event space including three ballrooms and a variety of private meeting rooms including two dedicated boardrooms – Food and Beverage: Guests have multiple dining options including indulging at the 100 - seat Talavera steakhouse, sampling American homestyle fare at 180 - seat Proof cantina, enjoying desert and pool views at the 55 - seat Saguaro Blossom poolside restaurant, or enjoying handcrafted cocktails at the 100 - seat Onyx Bar and Lounge. – Other Amenities: The property offers locally inspired spa treatments at the 9,000 sq. ft. spa, a bi - level pool. It also offers guests opportunities for outdoor adventure, including close shuttle access to two world - class golf courses, four pickleball and two tennis courts, as well as the opportunities to hike, bike or rock climb surrounding hills. – Location and Access. Set in the majestic Sonoran Desert, Four Seasons Resort Scottsdale at Troon North is minutes from outdoor adventures and two world - class golf courses. The bustling downtowns of Scottsdale and Phoenix are 30 and 40 minutes away, respectively, but dining, shopping and area attractions are only a short drive from the Resort 59

LBO Model

LBO MODEL – PURCHASE PRICE SUMMARY AND EXIT VALUE EXIT VALUE PURCHASE PRICE SUMMARY Year 5 Exit Year 65,994 Common Shares Outstanding Exit by Property 7,224 OP Units Outstanding Exit Valuation # of Keys Property 13,609 Plus: Dilution from Converted Shares $ 332,536 394 Hilton La Jolla Torrey Pines 86,827 Total Shares and Units 464,200 550 Capital Hilton $ 2.74 Current Price Per Share 304,684 361 Marriott Seattle Waterfront $ 237,907 Current Equity Value 346,040 410 The Clancy $ 5.00 82.5% Premium to Current Share Price Offer Price Per Share 421,156 499 The Notary Hotel $ 434,136 Equity Value 143,480 170 The Ritz - Carlton Lake Tahoe 737,155 Plus: Net Debt (Excl. Convert) 232,944 276 The Ritz - Carlton Sarasota 460,827 Plus: Preferred Stock 350,260 415 Sofitel Chicago Magnificent Mile 76,950 Plus: Convertible Preferreds 119,848 142 Pier House Resort & Spa $ 1,709,068 Total Enterprise Value 54,860 65 Bardessono Hotel and Spa 151,920 180 The Ritz - Carlton St. Thomas VALUATION MULTIPLES 160,360 190 Park Hyatt Beaver Creek Resort & Spa At Takeout Current 67,520 80 Hotel Yountville $ 408,770 $ 361,569 Purchase Price Per Key 120,692 143 Mr. C Beverly Hills Hotel 14.0% 15.8% Implied 2024E Cap Rate 81,024 96 The Ritz - Carlton Reserve Dorado Beach 7.1x 6.3x 2024E Hotel EBITDA Multiple 177,240 210 Four Seasons Resort Scottsdale 6.9x 6.1x 2025E Hotel EBITDA Multiple $ 3,528,764 4,181 Gross Exit Value (35,288) Less: Transaction Costs EXIT VALUATION MULTIPLES $ 3,493,476 Net Unlevered Proceeds $ 844,000 Average Price Per Key $ (1,600,000) Less: Net Debt 8.4% Implied 2029E Cap Rate $ 1,893,476 Net Levered Proceeds 12.0x 2029E Hotel EBITDA Multiple 61

LBO MODEL – SOURCES AND USES SOURCES AND USES AT CLOSING Uses Sources Outstanding Equity (at $5.00 Share Price) $ 717,987 Investor Cash Equity Repay Debt 118,025 Cash on Target Balance Sheet Assumed Mortgage Debt - Assumed Mortgage Debt Repay Preferreds 800,000 CMBS Pool 1 Buyout Park Minority Interest - CMBS Pool 2 Target Purchase Price - CMBS Pool 3 Transaction Costs 800,000 Bridge Financing Total Uses $ 2,436,012 Total Sources 69% Debt as a % of Net Sources SOURCES AND USES POST BRIDGE Uses Sources Repay Bridge Financing $ - Incremental Equity Needed Working Capital Reserve - CMBS Pool 1 800,000 CMBS Pool 2 - CMBS Pool 3 Total Uses $ 800,000 Total Sources 62

LBO MODEL – CAPITALIZATION CAPITALIZATION % Of Permanent Adjustments At Signing Adjustments Bucket Current Current Pro Forma Total Cap Cap Stack (+) / ( - ) (+) / ( - ) ( 1 / 2 / 3 ) Maturity Interest Rate 6/30/23 0.4% $ 10,000 $ - $ 10,000 $ (118,025) $ 128,025 Cash & Equivalants Existing Mortgage Debt - $ - $ - $ - $ - Already Paid Apr - 24 L+2.65% $ - Mortgage loan - The Ritz - Carlton Sarasota - - - - - Already Paid May - 24 L+2.65% - Mortgage loan - Hotel Yountville - - - - (293,180) 1 Jun - 25 L+2.16% 293,180 Mortgage loan - Notary/Clancy/CHI /SEA - - - - - Already Paid Aug - 23 S+2.65% - Mortgage loan - Bardessano Hotel & Spa - - - - (42,500) 1 Aug - 24 L+3.95% 42,500 Mortgage loan - Ritz St Thomas - - - - (54,000) 1 Jan - 24 S+2.20% 54,000 Mortgage loan - Ritz Lake Tahoe - - - - (195,000) 1 Feb - 24 L+1.70% 195,000 Mortgage loan - Capital Hilton / Torrey Pines - - - - (70,500) 1 Feb - 27 S+2.86% 70,500 Mortgage loan - Park Hyatt Beaver Creek - - - - - Already Paid Jan - 00 L+6.00% - Mortgage loan - Dorado Beach - - - - (30,000) 1 Aug - 24 L+3.60% 30,000 Mortgage loan - Mr. C Beverly Hills - - - - (80,000) 1 Sep - 24 S+1.95% 80,000 Mortgage loan - Pier House - - - - (100,000) 1 Dec - 27 S+3.75% 100,000 Mortgage loan - Four Seasons Scottsdale Existing Corporate Debt - $ - $ - $ - $ (150,000) 1 $ 150,000 Secured Term Loan Facility - - - - (39,250) 1 39,250 Secured Revolving Credit Facility - - - - - Convert 4.50% 86,250 Convertible Senior Notes Preferreds - $ - $ - $ - $ (76,950) 1 $ 76,950 Series B - - - - (40,000) 1 40,000 Series D - - - - (411,818) 1 411,818 Series E - - - - (49,008) 1 49,008 Series M New Debt - $ - $ (800,000) $ 800,000 $ 800,000 $ - Bridge Financing 34.7% 800,000 - 800,000 800,000 - CMBS Pool 1 34.7% 800,000 800,000 - - - CMBS Pool 2 - - - - - - CMBS Pool 3 69.3% $ 1,600,000 $ - $ 1,600,000 $ (32,207) $ 1,718,457 Total Debt 68.9% $ 1,590,000 $ 1,590,000 $ 1,590,432 Net Debt - $ - $ - $ - $ (237,907) $ 237,907 Public Equity 31.1% $ 717,987 $ - $ 717,987 $ 717,987 $ - Private Equity 100.0% $ 2,307,987 $ 2,307,987 $ 1,828,339 Total Capitalization 63

LBO MODEL – CASH FLOW SUMMARY CASH FLOW SUMMARY 2029 2028 2027 2026 2025 2024 Year 6 Year 5 Year 4 Year 3 Year 2 Year 1 Year: BHR Revenue $ 613,051 $ 588,362 $ 560,962 $ 538,305 $ 516,112 $ 494,877 Rooms 264,817 254,172 242,933 233,103 223,493 215,194 Food and Beverage 102,936 98,845 95,857 91,937 88,147 86,943 Other $ 980,804 $ 941,380 $ 899,752 $ 863,345 $ 827,752 $ 797,013 Total Hotel Revenue NOI $ 980,804 $ 941,380 $ 899,752 $ 863,345 $ 827,752 $ 797,013 Total Hotel Revenue (610,667) (586,120) (560,202) (537,535) (515,374) (496,235) Less: Hotel Operating Expenses (45,866) (44,022) (42,075) (40,373) (38,708) (37,271) Less: Property Taxes and Insurance (29,424) (28,241) (26,993) (25,900) (24,833) (23,910) 3.0% of revenue Less: Hotel Management Services Fees $ 294,847 $ 282,996 $ 270,482 $ 259,537 $ 248,837 $ 239,597 Total Property Nominal NOI 4.2% 4.6% 4.2% 4.3% 3.9% NA Annual Growth (53,944) (51,776) (49,486) (47,484) (45,526) (43,836) 5.5% of revenue Less: Total Capex $ 240,903 $ 231,220 $ 220,995 $ 212,053 $ 203,311 $ 195,761 Economic NOI 4.2% 4.6% 4.2% 4.3% 3.9% NA Annual Growth (10,298) (10,355) (10,347) (10,360) (10,347) (10,281) Less: General and Administrative $ 230,605 $ 220,865 $ 210,648 $ 201,693 $ 192,964 $ 185,479 Unlevered Cash Flow $ (60,222) $ (120,155) $ (119,886) $ (120,505) $ (123,026) $ (134,987) Less: Interest Expense $ 170,383 $ 100,709 $ 90,763 $ 81,188 $ 69,938 $ 50,493 Levered Cash Flow 64

LBO MODEL – RETURNS SUMMARY RETURNS SUMMARY Year 6 Year 5 Year 4 Year 3 Year 2 Year 1 Year 0 Year: Unlevered $ - $ - $ - $ - $ - $ - $ (2,066,343) Purchase Price - - - - - - 118,025 Plus: Cash on Balance Sheet (69,250) Less: Park Minority Interest - - - - - - (300,419) Less: Transaction Costs - 220,865 210,648 201,693 192,964 185,479 - Plus: Unlevered Cash Flow - 3,528,764 - - - - - Plus: Exit Value - (35,288) - - - - - Less: Exit Transaction Costs $ - $ 3,714,341 $ 210,648 $ 201,693 $ 192,964 $ 185,479 $ (2,317,987) Total Unlevered Cash Flow 16.0% Unlevered IRR 1.9x Unlevered Multiple $2,187,138 Profit 46.3% Cash Flow as a % of Profit Year 6 Year 5 Year 4 Year 3 Year 2 Year 1 Year 0 Year: Levered $ - $ - $ - $ - $ - $ - $ (2,317,987) Unlevered Basis - - - - - - 1,600,000 Plus: Debt - - - - - - 800,000 Plus: Bridge Debt Proceeds - - - - - - (800,000) Less: Bridge Debt Repayment - 100,709 90,763 81,188 69,938 50,493 - Levered Cash Flow - 3,528,764 - - - - - Plus: Exit Value - (35,288) - - - - - Less: Exit Transaction Costs - (1,600,000) - - - - - Less: Debt Repayment $ - $ 1,994,186 $ 90,763 $ 81,188 $ 69,938 $ 50,493 $ (717,987) Total Levered Cash Flow - 6.6% 6.0% 5.3% 4.6% 3.3% Levered Yield (ex. Value - Add CapEx) 28.7% Levered IRR 3.2x Levered Multiple $1,568,580 Profit 25.1% Cash Flow as a % of Profit 65

LBO MODEL – DEBT SUMMARY 3.27% 3.16% 3.23% 3.12% 3.20% 3.09% 3.28% 3.16% 3.60% 3.48% 4.75% 4.62% LIBOR Curve SOFR Curve SOFR 3 - Year Swap 3.16% 3.12% 3.09% 3.43% 3.43% 3.43% Total Debt $1,600,000 $1,600,000 $1,600,000 $1,600,000 $1,600,000 $1,600,000 - Beginning Balance - 1,600,000 1,600,000 1,600,000 1,600,000 1,600,000 1,600,000 Ending Balance (60,222) (120,155) (119,886) (120,505) (123,026) (134,987) - Interest Expense Amortization (1,600,000) - - - - (800,000) (800,000) Lump - Sum Payments ($1,660,222) ($120,155) ($119,886) ($120,505) ($123,026) ($934,987) ($800,000) Total Debt Service - - - - - $800,000 Bridge Loan Beginning Balance SOFR Floor - - - - - - (+) Loan Funding 1.00% $1,600,000 - - - - - - ( - ) Principal Amortization - - - - - (800,000) ( - ) CMBS Takeout (800,000) - - - - - - ( - ) Lump - Sum Payment - - - - - (34,425) 4.25% Interest Expense - - - - - - Ending Balance $800,000 CMBS Pool 1 $800,000 $800,000 $800,000 $800,000 $800,000 $800,000 SOFR Floor Beginning Balance - - - - - - $800,000 1.00% (+) Loan Funding - - - - - - ( - ) Principal Amortization (800,000) - - - - - ( - ) Lump - Sum Payment (28,622) (56,955) (56,686) (57,305) (59,826) (68,962) S+4.000% Interest Expense - $800,000 $800,000 $800,000 $800,000 $800,000 Ending Balance $800,000 CMBS Pool 2 $800,000 $800,000 $800,000 $800,000 $800,000 - SOFR Floor Beginning Balance - - - - - $800,000 - 1.00% (+) Loan Funding - - - - - - ( - ) Principal Amortization (800,000) - - - - - ( - ) Lump - Sum Payment (31,600) (63,200) (63,200) (63,200) (63,200) (31,600) 7.90% Interest Expense - $800,000 $800,000 $800,000 $800,000 $800,000 Ending Balance - 2029 2028 2027 2026 2025 2024 2023 Year 6 Year 5 Year 4 Year 3 Year 2 Year 1 Year 0 Year: 66

LBO MODEL – SENSITIVITY ANALYSIS Interest Rate vs. Exit Price Per Key Exit Price Per Key Downside Base Upside $900,000 $875,000 $844,000 $800,000 $750,000 35.0% / 4.0x 33.9% / 3.8x 32.4% / 3.6x 30.2% / 3.3x 27.5% / 3.0x $4.25 33.2% / 3.8x 32.1% / 3.6x 30.6% / 3.4x 28.5% / 3.1x 25.8% / 2.8x $4.50 32.2% / 3.6x 31.1% / 3.5x 29.6% / 3.3x 27.5% / 3.0x 24.8% / 2.7x $4.75 Acquisition 31.2% / 3.5x 30.1% / 3.4x 28.7% / 3.2x 26.5% / 2.9x 23.9% / 2.6x $5.00 Price 30.3% / 3.4x 29.2% / 3.3x 27.8% / 3.1x 25.7% / 2.8x 23.0% / 2.6x $5.25 29.5% / 3.3x 28.4% / 3.2x 27.0% / 3.0x 24.9% / 2.8x 22.2% / 2.5x $5.50 28.7% / 3.2x 27.6% / 3.1x 26.2% / 2.9x 24.1% / 2.7x 21.5% / 2.4x $5.75 67

Debt Overview

LIQUIDITY AND INDEBTEDNESS (in $mms) Cash Position $ 128.0 Cash and Cash Equivalents 63.4 Restricted Cash 15.4 Due from 3rd Party Managers 4.0 Revolver Capacity $ 210.8 Total Cash (in $mms) YTD Operating Cash Flow $ 112.3 EBITDAre (21.2) Preferred Dividends (36.2) CapEx (45.0) Debt Service $ 9.9 Cash Flow BHR Capitalization (Pro Forma, 6.30.2023) Balance PF 6/30/2023 / Key Balance Keys Security ($ in millions, except per share amounts) $365K $71 193 Park Hyatt Beaver Creek Credit Agricole Park Hyatt Beaver Creek - 1 hotel $173K 293 1,693 Sofitel Chicago, The Clancy, Seattle Marriott, The Notary BAML - 4 Hotels (SASB) $236K 43 180 Ritz - Carlton St. Thomas Apollo Ritz - Carlton St. Thomas - 1 hotel $318K 54 170 Ritz - Carlton Lake Tahoe BAML - Lake Tahoe $207K 195 944 Hilton DC, Hilton La Jolla Prudential - 2 hotels $563K 80 142 Pier House BAML Pier House - 1 hotel $210K 30 143 Mr. C Beverly Hills Mr. C Beverly Hills Hotel Mortgage $476K 100 210 Four Seasons Scottsdale Four Seasons Troon Mortgage - - 96 Unencumbered Asset Dorado Beach - - 80 Unencumbered Asset Hotel Yountville - - 65 Unencumbered Asset Bardessono - - 276 Unencumbered Asset Sarasota $206K $865 4,192 Mortgage Debt / Hotel EBITDA $36K 150 Hotel Yountville, Bardessono, Ritz - Carlton Lake Tahoe $150mm Secured Term Loan Facility $9K 39 Hotel Yountville, Bardessono, Ritz - Carlton Lake Tahoe $50mm Secured Revolving Credit Facility $21K 86 NA 4.5% Convertible Senior Notes (Conv. Price of $6.34) Less: Corporate G&A $272K $1,141 Total Debt / Corporate EBITDA 69

INDEBTEDNESS BHR Capitalization (Pro Forma, 6.30.2023) Interest Maturity TTM EBITDA Book Value Book Balance PF 6/30/2023 Rate Incl. Ext. Excl. Ext. Debt Yield / Key Value / Key Balance Keys Security ($ in millions, except per share amounts) S+2.860% Feb - 2027 Feb - 2024 19.4% $812K $157 $365K $71 193 Park Hyatt Beaver Creek Credit Agricole Park Hyatt Beaver Creek - 1 hotel L+2.160% Jun - 2025 Jun - 2024 12.9% $362K 612 $173K 293 1,693 Sofitel Chicago, The Clancy, Seattle Marriott, The Notary BAML - 4 Hotels (SASB) (1) L+3.950% Aug - 2024 Aug - 2023 58.8% $802K 144 $236K 43 180 Ritz - Carlton St. Thomas Apollo Ritz - Carlton St. Thomas - 1 hotel S+2.200% Jan - 2024 Jan - 2024 20.2% $730K 124 $318K 54 170 Ritz - Carlton Lake Tahoe BAML - Lake Tahoe L+1.700% Feb - 2024 Feb - 2024 16.9% $333K 314 $207K 195 944 Hilton DC, Hilton La Jolla Prudential - 2 hotels (2) S+1.950% Sep - 2024 Sep - 2024 19.9% $676K 96 $563K 80 142 Pier House BAML Pier House - 1 hotel L+3.600% Aug - 2024 Aug - 2024 8.8% $526K 75 $210K 30 143 Mr. C Beverly Hills Mr. C Beverly Hills Hotel Mortgage S+3.750% Dec - 2027 Dec - 2025 21.7% $1,277K 268 $476K 100 210 Four Seasons Scottsdale Four Seasons Troon Mortgage - - - NA $2,068K 198 - - 96 Unencumbered Asset Dorado Beach - - - NA $1,148K 92 - - 80 Unencumbered Asset Hotel Yountville - - - NA $1,017K 66 - - 65 Unencumbered Asset Bardessono - - - NA $644K 178 - - 276 Unencumbered Asset Sarasota 7.72% 1.2yrs. 0.6yrs. 23.2% $555K $2,325 $206K $865 4,192 Mortgage Debt / Hotel EBITDA S+2.850% Aug - 2027 Aug - 2026 $36K 150 Hotel Yountville, Bardessono, Ritz - Carlton Lake Tahoe $150mm Secured Term Loan Facility S+2.850% Aug - 2027 Aug - 2026 $9K 39 Hotel Yountville, Bardessono, Ritz - Carlton Lake Tahoe $50mm Secured Revolving Credit Facility 4.50% Jun - 2026 Jun - 2026 $21K 86 NA 4.5% Convertible Senior Notes (Conv. Price of $6.34) Less: Corporate G&A (3) $272K $1,141 Total Debt / Corporate EBITDA 70

DEBT MARKETS LANDSCAPE 71

DEBT MARKETS LANDSCAPE (CONT.) 72

LBO FINANCING - COMMITTED BRIDGE LOAN FACILITY: INDICATIVE TERMS SOFR Caps UW NCF Premium Strike UW NCF DSCR DY 1.30x 0.37% 5.10% 12.0% 1.30x 0.76% 4.60% 11.5% 1.30x 1.21% 4.10% 11.0% Est. Loan Amount: $1.600 billion, subject to maximum LTV of 60.0% and minimum 11.75% NCF debt yield. Sponsor: Blackwells Portfolio: 16 luxury hotel properties located across the United States, Puerto Rico, and the US Virgin Islands Loan Term: 6+6 months Extension Conditions: Minimum 12.25% NCF debt yield and 1.30x NCF DSCR Extension Fees: 0.75% Spread: [425] bps Spread Steps: Spread increases to [450] bps in month seven (7) SOFR Floor: 0.0% Amortization: None Prepayment Protection: None Release Premiums: 110% Low Debt Yield Trigger: 10.0% for one (1) quarter in Recourse: Non - recourse, carry guaranty may be required Detailed Terms & Conditions Borrower: A single - purpose, bankruptcy remote entity (“Borrower”), which is indirectly owned and controlled by Sponsor 73

LBO FINANCING - SPOT MARKET SASB CMBS EXECUTION Summary of Terms The Tiger Portfolio, a 16 - property, 4,181 - key full - service luxury and upper upscale hotel portfolio Property Description: A single - purpose, bankruptcy remote entity (“Borrower”), which is indirectly owned and controlled by Sponsor Sponsor: $500 million - $1 billion for each execution Target Execution Size: 60.0% Max UW Loan to Value: 11.75% / 1.30x Min UW NCF DY / DSCR: Fixed Floating Loan Type: [395] bps [400] bps Spread: 5yr USD Treasury: 3.95% SOFR: 0.00% Index Floor: 1.00% Agent Structuring Fee: Five (5) years Two (2) years Initial Term: None Three (3), 12 - month options Extension Options: N/A (i) No event of default and (ii) purchase of a SOFR cap Extension Criteria: N/A SOFR strike shall be sized to a 1.30x NCF DSCR Hedging: Six (6) months open commencing in month 55 12 months of spread maintenance Prepay / Open Period: 110%, subject to yield maintenance 110% Release Premium: 105% of all immediate life safety / ADA repairs Upfront Reserves: Only during a Cash Trigger Period: RET, Insurance & Ground Lease payments at 1/12 th of projected amounts. Required FF&E (4% of revenue) On - going Reserves: (i) Event of default and (ii) Low Debt Yield Trigger Event Cash Trigger Period: 10.0% for one (1) quarter and two (2) quarters out Low DY Trigger Event: Borrower responsible for all securitization expenses; Borrower responsible for closing costs and OID (if applicable) Expenses: Non - recourse with standard carveouts Recourse: 74

Appendix I Comparable Sales By Brand

COMPARABLE SALES BY BRAND Four Seasons Date Seller Owner/Buyer Cap Rate PPK Purchase Price Yr Built Units State City Property Name Dec - 22 Anbang Insurance Braemar Hotels & Resorts 1,275,238 267,800,000.00 1999 210 AZ Scottsdale Four Seasons at Troon North Nov - 22 Anbang Insurance Host Hotels & Resorts 6.6% 2,520,000 315,000,000.00 2003 125 WY Teton Village Four Seasons Resort Jackson Hole Oct - 22 AECOM Capital, Congress Group Ventures Stonebridge Companies, GD Holdings 702,128 165,000,000.00 2022 235 TN Nashville Four Seasons Hotel May - 22 Extell Trinity Investments, Partners Group n/a 1986 431 TX Irving Four Seasons Resort Dec - 21 Alcion Ventures, Bald Mountain Development Sunstone Hotel 2,088,235 177,500,000.00 2021 85 CA Calistoga Four Seasons Resort & Residences Jul - 21 Westbrook Partners Fort Partners 588,235 130,000,000.00 2003 221 FL Miami Four Seasons Hotel May - 21 Ramona J Cox Jaimin Patel n/a 1968 54 IN Mount Vernon Four Seasons Lodging Apr - 21 Dune RE Partners LP, Four Seasons Hotels, Silverstein Properties Host Hotels & Resorts 1,373,874 610,000,000.00 2014 444 FL Bay Lake Four Seasons Resort Orlando at Disney World Oct - 20 The Resort Group Henderson Land Dev n/a 1993 387 HI Ko Olina Four Seasons Resort Oahu at Ko Olina Oct - 18 Blackstone Extell 545,244 235,000,000.00 1986 431 TX Irving Four Seasons Resort 1,298,993 Ritz Carlton Date Seller Owner/Buyer Cap Rate PPK Purchase Price Yr Built Units State City Property Name Oct - 22 Watermark Lodging Trust (WLT) Brookfield AM 709,642 214,311,953.90 2001 302 FL Key Biscayne Ritz - Carlton Key Biscayne Oct - 22 Watermark Lodging Trust (WLT) Brookfield AM 557,266 187,241,427.90 1909 336 CA San Francisco Ritz Carlton San Francisco Oct - 22 Watermark Lodging Trust (WLT) Brookfield AM 366,920 110,075,956.50 1910 300 PA Philadelphia Ritz - Carlton Philadelphia Oct - 22 Watermark Lodging Trust (WLT) Brookfield AM 307,854 60,955,152.20 2007 198 FL Fort Lauderdale The Ritz - Carlton - Fort Lauderdale Oct - 22 Watermark Lodging Trust (WLT) Brookfield AM 391,629 140,203,178.50 2000 358 CA Goleta Ritz - Carlton Bacara Nov - 21 Gencom Group Watermark Lodging Trust (WLT) 479,920 79,666,667.00 2007 166 FL Fort Lauderdale Ritz Carlton Hotel Nov - 21 Host Hotels & Resorts Lone Star Funds 396,450 201,000,000.00 1981 507 GA Atlanta The Whitley Atlanta Buckhead Jan - 19 Kennedy Wilson Braemar Hotels & Resorts 607,647 103,300,000.00 2009 170 CA Colfax - Monumental Ridge The Ritz Carlton Lake Tahoe Dec - 18 Blackstone Elliott Management, Trinity Investments 549,937 321,163,036.50 2003 584 FL Orlando Ritz Carlton Grande Lakes Aug - 18 Bruce Karsh Mark Burkhart n/a 1990 301 MO Clayton Ritz Carlton St Louis Aug - 18 Pearlmark RE Partners Xenia 6.9% 496,287 100,250,000.00 1983 202 CO Denver Ritz - Carlton Denver Apr - 18 C Robert Buford Braemar Hotels & Resorts, Ashford Prime 6.0% 663,534 176,500,000.00 2001 266 FL Sarasota Ritz - Carlton Sarasota 502,462 Park Hyatt Date Seller Owner/Buyer Cap Rate PPK Purchase Price Yr Built Units State City Property Name Nov - 18 Wachovia 2007 - C30, CWCapital Asset Mgmt Xenia 4.4% 516,717 170,000,000.00 1997 329 CA Carlsbad Park Hyatt Aviara Resort Mar - 17 Walton Street Capital, Oaktree Ashford Prime 6.0% 765,789 145,500,000.00 1989 190 CO Minturn - Red Cliff Park Hyatt Beaver Creek 641,253 76

Appendix II Comparable Sales By Property

COMPARABLE SALES BY PROPERTY Rooms Opened State City Subject Property 394 Nov - 89 CA La Jolla Hilton La Jolla Torrey Pines, Curio Collection Comparable Sales Analysis Sale Date Per Room Sale Price Rooms Opened State City Hotel Proper Name Jul/2022 $546,274 $227,250,000 416 Dec/1989 CA San Diego Hyatt Regency La Jolla Dec/2021 $666,667 $226,666,667 340 Jul/1987 CA San Diego Embassy Suites La Jolla Dec/2021 $554,082 $162,900,000 294 Oct/2007 CA San Diego Fairmont Grand Del Mar Nov/2018 $654,217 $170,000,000 327 Aug/1997 CA Carlsbad Park Hyatt Aviara Resort Golf Club & Spa $571,399 $786,816,667 1,377 Total/Average Rooms Opened State City Subject Property 550 Jan - 43 DC Washington Capital Hilton Comparable Sales Analysis Sale Date Per Room Sale Price Rooms Opened State City Hotel Proper Name Sep/2022 $372,654 $139,000,000 373 Mar/2004 DC Washington Salamander Washington DC Aug/2021 $674,847 $220,000,000 326 Jun/1917 DC Washington Hotel Washington (Former W Hotel) Feb/2020 $458,756 $90,375,000 197 Oct/1987 DC Washington Embassy Suites Washington DC Georgetown Dec/2018 $249,567 $57,650,000 231 Jun/1970 DC Washington Hilton Embassy Row (Converted to Tribute Portfolio) Dec/2018 $419,643 $82,250,000 196 Jun/1940 DC Washington Kimpton Carlyle Hotel Dupont Circle (Converted to Lyle Washington DC) $445,408 $589,275,000 1,323 Total/Average 78

COMPARABLE SALES BY PROPERTY (CONT.) Rooms Opened State City Subject Property 361 Apr - 03 WA Seattle Seattle Marriott Waterfront Comparable Sales Analysis Sale Date Per Room Sale Price Rooms Opened State City Hotel Proper Name May/2023 $334,656 $63,250,000 189 Jun/1997 WA Seattle Kimpton Hotel Monaco Seattle Downtown Oct/2022 $455,000 $69,615,000 153 Nov/2006 WA Seattle Pan Pacific Seattle Oct/2022 $470,729 $107,797,000 229 Aug/2018 WA Seattle The Charter Hotel Curio Collection by Hilton Jun/2021 $458,333 $55,000,000 120 Jun/2006 WA Seattle Loews Regency (Converted to Hotel 1000, LXR) Jan/2019 $246,359 $59,126,214 240 Aug/1990 WA Bellevue Embassy Suites Seattle Bellevue Mar/2018 $265,152 $70,000,000 264 Jun/2004 WA Redmond Marriott Seattle Redmont $355,471 $424,788,214 1,195 Total/Average Rooms Opened State City Subject Property 410 Oct - 01 CA San Francisco The Clancy, Autograph Collection Comparable Sales Analysis Sale Date Per Room Sale Price Rooms Opened State City Hotel Proper Name Sep/2021 $615,278 $221,500,000 360 Jan/1989 CA San Francisco Le Meridien San Francisco Sep/2021 $462,963 $87,500,000 189 Jun/1908 CA San Francisco The Barnes San Francisco, Tapestry Collection by Hilton Nov/2018 $459,548 $315,250,000 686 Apr/1983 CA San Francisco Hyatt Regency San Francisco Downtown SOMA $505,466 $624,250,000 1,235 Total/Average 79

COMPARABLE SALES BY PROPERTY (CONT.) Rooms Opened State City Subject Property 499 Nov - 99 PA Philadelphia The Notary Hotel, Autograph Collection Comparable Sales Analysis Sale Date Per Room Sale Price Rooms Opened State City Hotel Proper Name Jul/2022 $261,438 $80,000,000 306 May/2000 PA Philadelphia Sofitel Philadelphia Rittenhouse Square Nov/2018 $232,639 $67,000,000 288 Jan/1964 PA Philadelphia Embassy Suites Center City (Converted to apartments in 2021) Mar/2018 $262,363 $95,500,000 364 Jul/1986 PA Philadelphia Marriott Philadelphia Old City (Former Sheraton Society Hill) $253,132 $242,500,000 958 Total/Average Rooms Opened State City Subject Property 170 Dec - 09 CA Truckee Ritz - Carlton Lake Tahoe Comparable Sales Analysis Sale Date Per Room Sale Price Rooms Opened State City Hotel Proper Name Mar/2018 $512,195 $42,000,000 82 Dec/2013 CA South Lake Tahoe Landing Lake Tahoe Resort & Spa $512,195 $42,000,000 82 Total/Average 80

COMPARABLE SALES BY PROPERTY (CONT.) Rooms Opened State City Subject Property 266 Nov - 01 FL Sarasota Ritz - Carlton Sarasota Comparable Sales Analysis Sale Date Per Room Sale Price Rooms Opened State City Hotel Proper Name Dec/2022 $541,885 $207,000,000 382 Jun/1962 FL St. Pete Beach Sirata Beach & Conference Center Mar/2022 $495,627 $170,000,000 343 Mar/2017 FL Clearwater Beach Wyndham Grand Clearwater Beach Aug/2018 $511,050 $185,000,000 362 Dec/1925 FL Saint Petersburg Renaissance Vinoy St. Petersburg Resort & Golf Club $517,019 $562,000,000 1,087 Total/Average Rooms Opened State City Subject Property 415 Jun - 02 IL Chicago Chicago Sofitel Magnificent Mile Comparable Sales Analysis Sale Date Per Room Sale Price Rooms Opened State City Hotel Proper Name Sep/2022 $266,736 $74,686,000 280 Sep/2022 IL Chicago CitizenM Chicago Downtown Jan/2022 $383,648 $61,000,000 159 Jul/2017 IL Chicago The Eamily Hotel (Former Ace Hotel Chicago) Sep/2021 $303,371 $54,000,000 178 Jun/1926 IL Chicago The Talbott Hotel Aug/2021 $293,117 $72,400,000 247 Oct/2013 IL Chicago Thompson Chicago Nov/2020 $254,673 $54,500,000 214 Dec/2009 IL Chicago Waldorf Astoria Chicago May/2019 $335,648 $72,500,000 216 May/2008 IL Chicago Eurostars Hotel Magnificent Mile $300,685 $389,086,000 1,294 Total/Average 81

COMPARABLE SALES BY PROPERTY (CONT.) Rooms Opened State City Subject Property 142 Jun - 67 FL Key West Pier House Resort Comparable Sales Analysis Sale Date Per Room Sale Price Rooms Opened State City Hotel Proper Name Jan/2022 $611,650 $63,000,000 103 Nov/2005 FL Marathon Tranquility Bay Beachfront Hotel & Resort Jul/2021 $1,000,000 $200,000,000 200 Nov/1985 FL Key Largo Baker's Cay Resort Key Largo (Converted to Hilton Baker's Cay, Curio Collection) Feb/2021 $525,180 $73,000,000 139 Jun/1950 FL Islamorada Islander Resort $760,181 $336,000,000 442 Total/Average Rooms Opened State City Subject Property 65 Feb - 09 CA Yountville Bardessono Hotel Comparable Sales Analysis Sale Date Per Room Sale Price Rooms Opened State City Hotel Proper Name Dec/2021 $1,334,358 $113,420,453 85 Oct/2021 CA Calistoga Four Seasons Resort & Residences Napa Valley Dec/2021 $960,452 $184,406,764 192 Jun/1985 CA Yountville Estate Yountville (Converted to Vintage House at Estate Yountville) Apr/2021 $2,038,462 $265,000,000 130 Dec/2020 CA Healdsburg Montage Healdsburg $1,382,868 $562,827,217 407 Total/Average 82

COMPARABLE SALES BY PROPERTY (CONT.) Rooms Opened State City Subject Property 190 Dec - 89 CO Beaver Creek Park Hyatt Beaver Creek Comparable Sales Analysis Sale Date Per Room Sale Price Rooms Opened State City Hotel Proper Name Nov/2022 $2,019,231 $315,000,000 156 Dec/2003 WY Teton Village Four Seasons Resort & Residences Jackson Hole Feb/2022 $1,987,500 $79,500,000 40 Oct/1998 WY Jackson Amangani $2,012,755 $394,500,000 196 Total/Average Rooms Opened State City Subject Property 143 May - 65 CA Beverly Hills Mr. C Beverly Hills Comparable Sales Analysis Sale Date Per Room Sale Price Rooms Opened State City Hotel Proper Name Jun/2022 $570,000 $114,000,000 200 Aug/2021 CA Los Angeles Godfrey Hotel Hollywood Oct/2020 $862,069 $100,000,000 116 Jun/1976 CA Beverly Hills Viceroy L'Ermitage Beverly Hills Jul/2019 $552,273 $72,900,000 132 Mar/2002 CA Burbank Hotel Amarano BurbankHollywood Sep/2018 $550,130 $139,182,922 253 Jan/1990 CA Santa Monica DoubleTree Suites Santa Monica (Converted to Hilton Santa Monica) Apr/2018 $448,763 $127,000,000 283 Jun/1978 CA Marina Del Ray Hotel MdR Marina del Ray, DoubleTree $562,076 $553,082,922 984 Total/Average 83

COMPARABLE SALES BY PROPERTY (CONT.) Rooms Opened State City Subject Property 80 Jun - 98 CA Yountville Hotel Yountville Comparable Sales Analysis Sale Date Per Room Sale Price Rooms Opened State City Hotel Proper Name Dec/2021 $1,334,358 $113,420,453 85 Oct/2021 CA Calistoga Four Seasons Resort & Residences Napa Valley Dec/2021 $960,452 $184,406,764 192 Jun/1985 CA Yountville Estate Yountville (Converted to Vintage House at Estate Yountville) Apr/2021 $2,038,462 $265,000,000 130 Dec/2020 CA Healdsburg Montage Healdsburg $1,382,868 $562,827,217 407 Total/Average Rooms Opened State City Subject Property 210 Dec - 99 AZ Scottsdale Four Seasons Troon North Comparable Sales Analysis Sale Date Per Room Sale Price Rooms Opened State City Hotel Proper Name Nov/2021 $807,655 $88,842,090 110 Jun/1970 AZ Paradise Valley Sanctuary Camelback Mountain Aug/2019 $636,842 $605,000,000 950 Nov/2002 AZ Phoenix JW Marriott Phoenix Desrt Ridge Resort & Spa $654,568 $693,842,090 1,060 Total/Average 84

Appendix III Public Comps

PUBLIC COMPS Prem/ Est. Lvg. To Lvg. Debt Net Total Equity Payout Ratio Stock (Disc) NAV / Pvt. Mkt. - To - - To - Debt/ Market Market Shares 2023E Dividend Price To NAV Share Value TMC TMC EBITDA Capitalization Capitalization & Units AFFO FFO Yield Amt. 8/11/23 Ticker Company NA NA NA 97.4% 93.4% 12.7x $4,095,283 $106,995 36,147 0% 0% 0.0% $0.00 $2.96 AHT Ashford Hospitality (36.3%) $12.26 35.4% 46.2% 42.3% 5.7x $3,058,299 $1,644,284 210,536 16% 12% 1.5% $0.12 $7.81 DRH Diamondrock Hospitality (32.0%) $23.94 21.9% 29.2% 29.2% 9.3x $16,363,448 $11,585,448 711,200 41% 33% 3.7% $0.60 $16.29 HST Host Hotels (38.1%) $9.45 60.1% 70.8% 60.3% 6.4x $2,476,962 $722,163 123,447 37% 28% 4.1% $0.24 $5.85 INN Summit Hotel Properties (35.0%) $22.40 55.6% 65.8% 52.2% NA $5,268,660 $1,802,274 123,783 4% 3% 0.3% $0.04 $14.56 PEB Pebblebrook Hotel Trust (47.7%) $18.79 43.7% 59.8% 59.8% 5.8x $3,907,441 $1,571,964 160,078 27% 25% 4.1% $0.40 $9.82 RLJ RLJ Lodging Trust (33.7%) $13.70 28.2% 37.1% 27.8% 3.2x $2,999,087 $1,885,357 207,410 40% 31% 3.1% $0.28 $9.09 SHO Sunstone Hotel Investors (34.3%) 33.6% 49.4% 45.4% 7.1x $38,169,181 $19,318,486 34% 27% 3.2% Property Type Total / Wtd. Average (9.3%) 31.8% 35.0% 34.3% 6.0x $1,731,198,804 $1,130,807,145 73% 66% 4.2% REIT Industry Total / Wtd. Average 2024E Growth 2023E Growth 2022 Growth P/AFFO P/FFO AFFO FFO EV/ AFFO FFO AFFO FFO AFFO FFO 2024E 2023E 2022 2024E 2023E 2022 2024E 2023E 2022 2024E 2023E 2022 EBITDA Ticker Company 13.1% 8.4% NA (45.5%) (1452.2%) (232.8%) - 3.1x - 3.5x 2.4x 3.1x 3.3x 1.8x ($0.95) ($0.84) $1.22 $0.97 $0.89 $1.63 15.1x AHT Ashford Hospitality 9.3% 6.1% (0.4%) (2.0%) NA 726.7% 9.5x 10.4x 10.3x 7.6x 8.0x 7.9x $0.82 $0.75 $0.76 $1.03 $0.97 $0.99 15.2x DRH Diamondrock Hospitality 8.6% (1.7%) (7.8%) 1.9% NA 191.5% 10.3x 11.1x 10.3x 9.1x 9.0x 9.2x $1.59 $1.46 $1.59 $1.78 $1.81 $1.78 30.8x HST Host Hotels 7.0% (18.3%) (7.9%) (2.8%) NA 152.9% 8.5x 9.1x 8.4x 8.3x 6.8x 6.6x $0.69 $0.65 $0.70 $0.70 $0.86 $0.89 11.0x INN Summit Hotel Properties 16.5% 5.2% 6.1% (3.3%) NA (607.8%) 11.0x 12.8x 13.5x 8.8x 9.3x 9.0x $1.33 $1.14 $1.08 $1.65 $1.57 $1.63 NA PEB Pebblebrook Hotel Trust 6.6% 4.4% 8.8% 18.3% NA 605.8% 6.3x 6.7x 7.3x 5.9x 6.2x 7.3x $1.56 $1.47 $1.35 $1.66 $1.59 $1.34 12.6x RLJ RLJ Lodging Trust 4.4% 1.2% (12.6%) 13.9% NA 1910.0% 12.4x 12.9x 11.3x 9.8x 9.9x 11.3x $0.73 $0.70 $0.81 $0.93 $0.92 $0.80 13.2x SHO Sunstone Hotel Investors 8.8% - 0.1% - 5.0% 3.1% NA NA 10.1x 11.0x 10.3x 8.7x 8.7x 9.0x 19.3x Property Type Wtd. Average 3.8% 4.2% 3.4% 1.5% 11.1% 13.8% 18.8x 19.5x 20.3x 16.7x 17.4x 17.8x 18.8x REIT Industry Total / Wtd. Average Source: J.P. Morgan Securities LLC, company reports, Bloomberg Finance L.P., SNL Financial. 86

Appendix IV Board and Management

MANAGEMENT Professionals Title Name Founder & Chairman of the Board Bennett IV, Montgomery Jack Background: • Founder of Braemar Hotels & Resorts, Inc. (formerly, Ashford Hospitality Prime, Inc.) and has been its Chairman since April 2013 • Served as Chief Executive Officer of Braemar Hotels & Resorts from April 2013 to November 14, 2016. • Chairman and Chief Executive Officer of Ashford Inc. since November 2014 and has been its Director since 2014. He is the Founder of Ashford Inc. • Founder of Ashford Hospitality Trust, Inc. and has been its Chairman since January 19, 2013. • Chief Executive Officer of Ashford Hospitality Trust, Inc. since May 2003 until February 20, 2017 and serves as its Director since May 2003. • Founder, Chief Executive Officer and Chairman of Ashford Hospitality Advisors. • Executive Vice President, Director of Information Systems, General Manager and Operations Director at Remington Hotel Corporation • Chairman of Ashford Investment Management, LLC ("AIM) • Master’s degree in Business Administration from the S.C. Johnson Graduate School of Management in 1989 • Bachelor of Science degree with distinction from the Cornell University School of Hotel Administration in 1988. President, CEO & Director Stockton, Richard J. Background: • Director at Braemar Hotels & Resorts Inc. since July 28, 2020. • Independent Trustee and Lead Independent Trustee at Spirit MTA REIT since May 30, 2018. • Chief Executive Officer of Braemar Hotels & Resorts Inc. (formerly, Ashford Hospitality Prime, Inc.) since November 14, 2016 and its President since April 2017. • Head of EMEA Real Estate Banking in London, at Morgan Stanley • Global chief operating officer for Real Estate at Carval Investors, a subsidiary of Cargill. • MBA in Finance and Real Estate from The Wharton School, University of Pennsylvania • Bachelor of Science degree from Cornell University, School of Hotel Administration. CFO & Treasurer Eubanks C.F.A., CFA, Deric S. Background: • Chief Financial Officer at Braemar Hotels & Resorts, Inc. (formerly, Ashford Hospitality Prime, Inc.) since June 13, 2014 and also serves as its Treasurer since June 2014 • Chief Financial Officer and Treasurer at Ashford Inc. since June 2014 • Chief Financial Officer and Treasurer at Ashford Trust since June 2014. • Chief Financial Officer at Ashford Holding Corp., and Ashford Merger Sub Inc. • Chief Financial Officer and Treasurer at Ashford Hospitality Trust, Inc. since June 14, 2014 • Vice President of Investments of Ashford Trust • Manager of Financial Analysis at ClubCorp, • Senior Vice President - Finance at Ashford Trust since September 2011. • CFA charter holder and is a Member of the CFA Institute and the CFA Society of Dallas - Fort Worth. Mr. Eubanks earned a BBA from the Cox School of Business at Southern Methodist University. 88

BOARD OF DIRECTORS Board Members Title Name Founder & Chairman of the Board Bennett IV, Montgomery Jack Background: • Founder of Braemar Hotels & Resorts, Inc. (formerly, Ashford Hospitality Prime, Inc.) and has been its Chairman since April 2013 • Served as Chief Executive Officer of Braemar Hotels & Resorts from April 2013 to November 14, 2016. • Chairman and Chief Executive Officer of Ashford Inc. since November 2014 and has been its Director since 2014. He is the Founder of Ashford Inc. • Founder of Ashford Hospitality Trust, Inc. and has been its Chairman since January 19, 2013. • Chief Executive Officer of Ashford Hospitality Trust, Inc. since May 2003 until February 20, 2017 and serves as its Director since May 2003. • Founder, Chief Executive Officer and Chairman of Ashford Hospitality Advisors. • Executive Vice President, Director of Information Systems, General Manager and Operations Director at Remington Hotel Corporation • Chairman of Ashford Investment Management, LLC ("AIM) • Master’s degree in Business Administration from the S.C. Johnson Graduate School of Management in 1989 • Bachelor of Science degree with distinction from the Cornell University School of Hotel Administration in 1988. President, CEO & Director Stockton, Richard J. Background: • Director at Braemar Hotels & Resorts Inc. since July 28, 2020. • Independent Trustee and Lead Independent Trustee at Spirit MTA REIT since May 30, 2018. • Chief Executive Officer of Braemar Hotels & Resorts Inc. (formerly, Ashford Hospitality Prime, Inc.) since November 14, 2016 and its President since April 2017. • Head of EMEA Real Estate Banking in London, at Morgan Stanley • Global chief operating officer for Real Estate at Carval Investors, a subsidiary of Cargill. • MBA in Finance and Real Estate from The Wharton School, University of Pennsylvania • Bachelor of Science degree from Cornell University, School of Hotel Administration. Lead Independent Director Carter, Stefani Danielle Background: • Independent Director of Axos Financial, Inc. since August 31, 2021. • Independent Director of Axos Bank from August 31, 2021. • Independent Director at Braemar Hotels & Resorts, Inc. (formerly, Ashford Hospitality Prime, Inc.) since November 5, 2013. • Lead Independent Director at Braemar Hotels & Resorts Inc. • Senior Counsel at the law firm of Estes Thorne & Carr PLLC, a position she has held since November 2017. From 2011 to November 2017 • Elected representative of Texas House District 102 in the Texas House of Representatives (the "Texas House") between 2011 and 2015 • Vice - Chair of the Texas House Committee on Criminal Jurisprudence during that period. • Associate attorney at Vinson & Elkins from 2005 to 2007. • Lead Director of the Board of Directors of Wheeler Real Estate Investment Trust, Inc. (NASDAQ: WHLR), a retail real estate investment trust (“REIT”). • Juris Doctor from Harvard Law School, a Master's in Public Policy from Harvard University's John F. Kennedy 8 School of Government • Bachelor of Arts in Government and a Bachelor of Journalism in News/Public Affairs from The University of Texas at Austin. Independent Director Evans, Mary Candace Background: • Independent Director at Braemar Hotels & Resorts Inc. since July 31, 2019. • Founder & Publisher of CandysDirt.com and SecondShelters.com, • M.S.J. from the Columbia University Graduate School of Journalism and her undergraduate degree at Wheaton College, and studied at Dartmouth College. She holds an active Texas real estate license. 89

BOARD OF DIRECTORS (CONT.) Board Members Title Name Independent Director Odino - Johnson, Rebeca Background: • Ms. Rebeca Odino - Johnson is the Executive Lead and National Vice - President of Direct Response Marketing and Constituent Experience at the American Heart Association, a position she has held since April 2018. • She serves as Independent Director of Braemar Hotels & Resorts Inc. since May 11, 2022. Previously, Ms. Odino - Johnson served as the Chief Marketing and Sales Officer of Main Event Entertainment, LP from December 2015 to March 2018. • Ms. Odino - Johnson served as the Chief Marketing and Culinary Officer of Bob Evans Farms from December 2013 to October 2015. Additionally, Ms. Odino - Johnson served as Senior Vice President and Chief Marketing and Culinary Officer at Dine Brands Global Inc. from November 2008 to July 2013, where she led marketing efforts for restaurant brands such as Applebees. From January 2004 to February 2008, • Ms. Odino - Johnson served as Executive Vice President, Senior Vice President and Chief Marketing and Global Branding Officer for Brinker International, Inc. • Ms. Odino - Johnson worked at PepsiCo, Inc. in various marketing and sales positions including General Manager and Vice - President of Marketing for Frito - Lay North America, with direct financial and strategic planning responsibility for the profitable growth and Cheetos business unit, representing 30% of Frito - Lay North America. She grew the Cheetos brand and launched Baked Lay representing Frito - Lay’s most successful launch. • Ms. Odino - Johnson received a Bachelor of Business Administration in Marketing and Finance from Dallas Baptist University, from which she graduated magna cum laude. She also graduated from the Harvard Business School Advanced Management Program. • Ms. Odino - Johnson has served on the Alex Lee Family of Companies Board of Directors since February 2016. She has served on the Advisory Boards of Zubi Farms and Data Axie since July 2020 and May 2021, respectively, and previously served on PepsiCo’s Latino/Hispanic Advisory Board. • Ms. Odino - Johnson has been a Member of the Chief Marketing Officer Council since September 2020. • Ms. Odino - Johnson brings extensive experience as a marketing executive, counseling companies and organizations on strategic and digital marketing strategies, to the Board of Directors. - Independent Director Rinaldi, Matthew D. Background: • Independent Director of Braemar Hotels & Resorts, Inc. (formerly known as Ashford Hospitality Prime, Inc.) since November 05, 2013. • General Counsel of Qantas Healthcare Management, LLC. • Partner at Rinaldi Law Office. Prior to that he was Senior Counsel with the law firm of Dykema, a position he held since July 2014 • Elected representative of Texas House District 115 in the Texas House. • Juris Doctor, cum laude, from Boston University • Bachelor of Business Administration in Economics, cum laude, from James Madison University. Independent Director Fearn Jr., Kenneth Hopkins Background: • Founder and Managing Partner at Integrated Capital LLC. • Managing Director and Chief Financial Officer at Maritz, Wolff & Co. • Chairman for the Santa Monica Bay Chapter at Young President’ Organization. • Advisory Board of the Medical Genetics Institute at Cedars - Sinai Medical Center • Board of Commissioners of the Community Redevelopment Agency of the City of Los Angeles, the Board of the Los Angeles Area Chamber of Commerce, the Board of Directors of Berger Bros. • Bachelor of Arts in Political Science from the University of California, Berkeley and a Master of Business Administration from the Harvard University Graduate School of Business. Independent Director Vaziri J.D., Abteen Background: • Independent Director of Braemar Hotels & Resorts, Inc. (formerly known as Ashford Hospitality Prime, Inc.) since October 01, 2017. • Analyst at Precept Capital Management. • Managing Director at Brevet Capital Management, a hedge fund focused on debt financing of assets with government backing • Bachelor of Science in Computer Science at the University of Texas at Dallas and a Masters of Business Administration in Finance from the Cox School of Business at Southern Methodist University. • Juris Doctor degree from Fordham University School of Law with a concentration in Finance and Business Law. 90

Exhibit B

Joint Filing and Solicitation Agreement

JOINT FILING AND SOLICITATION AGREEMENT

WHEREAS, certain of the undersigned are stockholders, direct or beneficial, of Braemar Hotels & Resorts Inc., a Maryland corporation (the “Company”);

WHEREAS, Blackwells Capital LLC, a Delaware limited liability company (“Blackwells”), Blackwells Onshore I LLC, a Delaware limited liability company, Jason Aintabi, Michael Cricenti, Jennifer M. Hill, Betsy L. McCoy and Steven J. Pully wish to form a group for the purpose of seeking representation on the Company’s Board of Directors (the “Board”) at the 2024 annual meeting of stockholders of the Company (including any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”) and for the purpose of taking all other action necessary to achieve the foregoing.

NOW, IT IS AGREED, this 26th day of March 2024 by the parties hereto:

1. In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each of the undersigned (collectively, the “Group”) agrees to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Company in the event that the Group, in the aggregate, becomes the beneficial owner of 5% or greater of the outstanding shares of the Common Stock of the Company. Each member of the Group shall be responsible for the accuracy and completeness of his, her or its own disclosure therein, and is not responsible for the accuracy and completeness of the information concerning the other members, unless such member knows that such information is inaccurate. Blackwells or its representative shall provide each member of the Group with copies of all Schedule 13D filings and other public filings to be filed on behalf of such member as soon as practicable prior to the filing or submission thereof.

2. So long as this Agreement is in effect, each of the undersigned shall provide written notice to Jason Aintabi of (i) any of their purchases or sales of securities of the Company, or (ii) any securities of the Company over which they acquire or dispose of beneficial ownership. Notice shall be given no later than the following business day after each such transaction.

3. Unless otherwise prohibited by any agreement in effect as of the date of this Agreement, each of the undersigned agrees to form the Group for the purpose of (i) soliciting proxies or written consents for proposals submitted to stockholders for approval and the election of the persons nominated by the Group to the Board, each at the Annual Meeting, (ii) taking such other actions as the parties deem advisable, and (iii) taking all other action necessary or advisable to achieve the foregoing.

4. Blackwells shall have the right to pre-approve all expenses incurred in connection with the Group’s activities and agree to pay directly all such pre-approved expenses.

5. Each of the undersigned agrees that any SEC filing, press release or stockholder communication proposed to be made or issued by the Group or any member of the Group in connection with the Group’s activities set forth in herein shall be first approved by Blackwells, or its representatives, which approval shall not be unreasonably withheld.

6. The relationship of the parties hereto shall be limited to carrying on the business of the Group in accordance with the terms of this Agreement. Such relationship shall be construed and deemed to be for the sole and limited purpose of carrying on such business as described herein. Nothing herein shall be construed to authorize any party to act as an agent for any other party, or to create a joint venture or partnership, or to constitute an indemnification. Nothing herein shall restrict any party’s right to purchase or sell securities of the Company, as he, she or it deems appropriate, in his, her or its sole discretion, provided that all such sales are made in compliance with all applicable securities laws.

7. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

8. In the event of any dispute arising out of the provisions of this Agreement or their investment in the Company, the parties hereto consent and submit to the exclusive jurisdiction of the Federal and State Courts in the State of New York.

9. Any party hereto may terminate his, her or its obligations under this Agreement on 24 hours’ written notice to all other parties, with a copy by email to Jason Aintabi, c/o: Blackwells Capital LLC,

10. Each party acknowledges that Blackwells shall, in its sole discretion, select and retain counsel for both the Group and Blackwells and its affiliates relating to their investment in the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

BLACKWELLS CAPITAL LLC

By:	/s/ Jason Aintabi
Name:	Jason Aintabi
Title:	Managing Partner

BLACKWELLS ONSHORE I LLC

By:	/s/ Jason Aintabi
Name:	Jason Aintabi
Title:	President & Secretary

/s/ Jason Aintabi
JASON AINTABI

[Signature Page to Joint Filing and Solicitation Agreement]

/s/ Michael Cricenti
MICHAEL CRICENTI

[Signature Page to Joint Filing and Solicitation Agreement]

/s/ Jennifer M. Hill
JENNIFER M. HILL

[Signature Page to Joint Filing and Solicitation Agreement]

/s/ Betsy L. McCoy
BETSY L. MCCOY

[Signature Page to Joint Filing and Solicitation Agreement]

/s/ Steven J. Pully
STEVEN J. PULLY

[Signature Page to Joint Filing and Solicitation Agreement]

Exhibit 5

Lawrence Elbaum lelbaum@velaw.com

Tel +1.212.237.0084   Fax +1.917.849.5379

March 27, 2024

BY HAND DELIVERY AND ELECTRONIC MAIL

Cadwalader, Wickersham & Taft LLP

200 Liberty Street

New York, New York 10281

Attn: Richard Brand

Re:	Second Supplement to Notice of Intention to Nominate Individuals for Election as Directors and to Submit Business Proposals for Stockholder Consideration at the 2024 Annual Meeting of Stockholders of Braemar Hotels & Resorts Inc.

Dear Mr. Brand:

We write on behalf of our client, Blackwells Capital LLC (the “Nominating Stockholder”), to hereby submit this second supplement (this “Second Supplement”) to its notice of intention to nominate individuals for election as directors and to submit business proposals for stockholder consideration at the 2024 annual meeting of stockholders (including any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”) of Braemar Hotels & Resorts Inc. (the “Corporation”), dated March 10, 2024, and supplemented on March 26, 2024 (such notice, supplements and all exhibits attached thereto, the “Nomination Notice”). Defined terms used but not defined herein shall have the meanings ascribed to them in the Nomination Notice. All matters disclosed in any part of this Second Supplement shall be deemed disclosed for purposes of the Nomination Notice.

Article I, Section 11(c)(1) of the Bylaws purports to require that the Nominating Stockholder “notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change)” in information disclosed in the Nomination Notice. Accordingly, the Nominating Stockholder is submitting this Second Supplement to update and supplement certain information set forth in the Nomination Notice, as specifically set forth below and without any to confirmation or otherwise acceptance of any argument or claim with respect to the legality or utility of such article and section of the Bylaws.

This Second Supplement should be read in conjunction with, and deemed to be a part of, the Nomination Notice. However, to the extent the following information differs from, updates or conflicts with information contained in the Nomination Notice for which the Bylaws may be properly interpreted to request supplemental information be provided to the Corporation following a stockholder’s submission of notice of intent to nominate persons for election and submit proposals for stockholder consideration, the supplemental information below is more current and reflects information as of the date of this Second Supplement. The inclusion or incorporation by reference of the information contained in this Second Supplement shall not be deemed to constitute an admission that any such information is required by Article I, Section 11 of the Bylaws. Information included in any subsection below shall also be deemed to be information provided in response to items requested in any other subsection of the Nomination Notice, whether specifically set forth or not.

Vinson & Elkins LLP Attorneys at Law	The Grace Building, 1114 Avenue of the Americas, 32nd Floor
Austin Dallas Dubai Houston London Los Angeles	New York, NY 10036-7708
New York Richmond San Francisco Tokyo Washington	Tel +1.212.237.0000 Fax +1.212.237.0100 velaw.com

Cadwalader, Wickersham & Taft LLP March 27, 2024 Page 2

The beneficial ownership disclosure on page 1 of the Nomination Notice is hereby supplemented with information as of the date of this Second Supplement as follows:

As of the date of this Second Supplement, the Nominating Stockholder, collectively with Blackwells Onshore I LLC, Blackwells Holding Co. LLC, Vandewater Capital Holdings LLC, Blackwells Asset Management LLC, BW Coinvest Management I LLC, Jason Aintabi, Chief Investment Officer of Blackwells, and the Nominees, beneficially own in the aggregate approximately 666,261 shares of the Corporation’s common stock, par value $0.01 per share (the “Common Stock”), including 100 shares of which are held in record name by the Nominating Stockholder.

The disclosure provided under Section C.(i) of the Nomination Notice regarding the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person is hereby supplemented with information as of the date of this Second Supplement as follows:

Name	Class	Series	Beneficial Ownership		Record Ownership	Short Interest

Blackwells Capital LLC	Common Stock	N/A	656,261		100	—
Blackwells Onshore I LLC	Common Stock	N/A	10,000		0	—
Vandewater Capital Holdings, LLC	Common Stock	N/A	656,261	(1)	0	—
Blackwells Holding Co. LLC	Common Stock	N/A	656,261	(2)	0	—
Blackwells Asset Management LLC	Common Stock	N/A	0		0	—
BW Coinvest Management I LLC	Common Stock	N/A	0		0	—
Jason Aintabi	Common Stock	N/A	666,261	(3)	0	—
Michael Cricenti	Common Stock	N/A	0		0	—
Jennifer M. Hill	Common Stock	N/A	0		0	—
Betsy L. McCoy	Common Stock	N/A	0		0	—
Steven J. Pully	Common Stock	N/A	0		0	—

(1)	Includes 656,261 shares of Common Stock held by Blackwells Capital LLC, which Vandewater Capital Holdings, LLC as the owner and sole member of Blackwells Holding Co. LLC, the owner and sole member of Blackwells Capital LLC, may be deemed to beneficially own.

(2)	Includes 656,261 shares of Common Stock held by Blackwells Capital LLC, which Blackwells Holding Co. LLC, the owner and sole member of Blackwells Capital LLC, may be deemed to beneficially own.

(3)	Includes (i) 656,261 shares of Common Stock held by Blackwells Capital LLC, which Mr. Aintabi, as managing member of Blackwells Capital LLC, may be deemed to beneficially own and (ii) 10,000 shares of Common Stock held by Blackwells Onshore I, LLC, which Mr. Aintabi as President & Secretary of Blackwells Onshore I, LLC, may be deemed to beneficially own.

Cadwalader, Wickersham & Taft LLP March 27, 2024 Page 3

The investment intent for the Company Securities acquired by the Nominating Stockholder and Blackwells Onshore I, LLC is, (i) to serve as a long-term investment and (ii) to influence the Corporation or the Corporation’s management or Board, which may include (w) nominating director candidates for election and submitting business proposals for consideration by stockholders at the Annual Meeting and future annual meetings of stockholders, (x) submitting proposals to effect the termination of any and all relationships between the company and Ashford and its affiliates, (y) finding a suitable replacement external advisor, asset manager and provider of hotel management services and design and construction services and (z) investigating any relationships between the Corporation and The Dallas Express. As the Corporation is aware, and as discussed in more detail under “2023 Proposed Acquisition” in the Nomination Notice, in 2023 the Nominating Stockholder submitted a proposal to acquire the Corporation and take it private. After engaging with the Corporation, the Nominating Stockholder has withdrawn any interest it had in pursuing this or any similar transaction with the Corporation. Correspondence between the Nominating Stockholder and its representatives, on the one hand, and Braemar and The Dallas Express and their respective representatives, on the other are attached to the Nomination Notice as Exhibit A.

The acquisitions and dispositions of the Company Securities made within the past 2 years by the Nominating Stockholder, the Stockholder Associated Persons and the Nominees are included in Exhibit B to the Nomination Notice. All Company Securities which are owned by the Nominating Stockholder and Stockholder Associated Persons were acquired within the past two years.

The disclosure provided under Section C.(i) of the Nomination Notice regarding the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Nominee or Stockholder Associated Person is hereby supplemented with information as of the date of this Second Supplement as follows:

The 656,161 shares of Common Stock held in a brokerage account for the benefit of the Nominating Stockholder are held at JP Morgan Prime Brokerage.

Cadwalader, Wickersham & Taft LLP March 27, 2024 Page 4

Exhibit B of the Nomination Notice is hereby amended and restated as follows:

TRANSACTIONS IN COMPANY SECURITIES DURING THE PAST TWO YEARS

BLACKWELLS CAPITAL LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	6/26/2023
Purchase of Common Stock	656,161	3/26/2024

BLACKWELLS ONSHORE I LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	10,000	3/4/2024

BLACKWELLS HOLDING CO. LLC

None.

VANDEWATER CAPITAL HOLDINGS, LLC

None.

BLACKWELLS ASSET MANAGEMENT LLC

None.

BW COINVEST MANAGEMENT I LLC

None.

JASON AINTABI

None.

MICHAEL CRICENTI

None.

JENNIFER M. HILL

None.

BETSY L. MCCOY

None.

STEVEN J. PULLY

None.

Except as otherwise stated in the Notice, no part of the purchase price or market value of any of the securities specified in the transactions listed in this Exhibit B is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

* * *

Cadwalader, Wickersham & Taft LLP March 27, 2024 Page 5

Please address any correspondence to Vinson & Elkins L.L.P., 1114 Avenue of the Americas, 32nd Floor, New York, New York 10036, Attention: Lawrence S. Elbaum, telephone: 212-237-0084, facsimile: 917-849-5379, email: lelbaum@velaw.com and C. Patrick Gadson, telephone: 212-237-0198, facsimile: 917-849-5386, email: pgadson@velaw.com (with a copy to Blackwells Capital LLC, 400 Park Ave., 4th Floor, New York, New York 10022, Attention: Jason Aintabi, telephone (212) 792-6096). The giving of this Second Supplement is not an admission that any purported procedures for notice concerning the nomination of directors to the Corporation’s board of directors and submission of the business proposal are legal, valid or binding, and the Nominating Stockholder reserves the right to challenge their validity. If the Corporation contends this Second Supplement is incomplete or is otherwise deficient, please promptly notify the individuals listed in this paragraph setting forth the facts that the Corporation contends support its position and specifying any additional information believed to be required. In the absence of such prompt notice, the Nominating Stockholder will assume that the Corporation agrees that the Nomination Notice and this Second Supplement comply in all respects with the requirements of the Bylaws. The Nominating Stockholder reserves the right to withdraw, modify, correct and/or supplement in any way (including, without limitation, by adding or substituting Nominees) the Nomination Notice and/or this Second Supplement at any time.

Sincerely,

/s/ Lawrence S. Elbaum
Lawrence S. Elbaum

Exhibit 6

Lawrence Elbaum lelbaum@velaw.com

Tel +1.212.237.0084 Fax +1.917.849.5379

March 28, 2024

BY HAND DELIVERY AND ELECTRONIC MAIL

Cadwalader, Wickersham & Taft LLP

200 Liberty Street

New York, New York 10281

Attn: Richard Brand

Re:	Third Supplement to Notice of Intention to Nominate Individuals for Election as Directors and to Submit Business Proposals for Stockholder Consideration at the 2024 Annual Meeting of Stockholders of Braemar Hotels & Resorts Inc.

Dear Mr. Brand:

We write on behalf of our client, Blackwells Capital LLC (the “Nominating Stockholder”), to hereby submit this third supplement (this “Third Supplement”) to its notice of intention to nominate individuals for election as directors and to submit business proposals for stockholder consideration at the 2024 annual meeting of stockholders (including any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”) of Braemar Hotels & Resorts Inc. (the “Corporation”), dated March 10, 2024, and supplemented on March 26, 2024 and March 27, 2024 (such notice, supplements and all exhibits attached thereto, the “Nomination Notice”). Defined terms used but not defined herein shall have the meanings ascribed to them in the Nomination Notice. All matters disclosed in any part of this Third Supplement shall be deemed disclosed for purposes of the Nomination Notice, which for the avoidance of doubt shall also be deemed disclosed for the purposes of the questionnaires attached as Exhibit G thereto.

Article I, Section 11(c)(1) of the Bylaws purports to require that the Nominating Stockholder “notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change)” in information disclosed in the Nomination Notice. Accordingly, the Nominating Stockholder is submitting this Third Supplement to update and supplement certain information set forth in the Nomination Notice, as specifically set forth below and without any confirmation or otherwise acceptance of any argument or claim with respect to the legality or utility of such article and section of the Bylaws.

This Third Supplement should be read in conjunction with, and deemed to be a part of, the Nomination Notice. However, to the extent the following information differs from, updates or conflicts with information contained in the Nomination Notice for which the Bylaws may be properly interpreted to request supplemental information be provided to the Corporation following a stockholder’s submission of notice of intent to nominate persons for election and submit proposals for stockholder consideration, the supplemental information below is more current and reflects information as of the date of this Third Supplement. The inclusion or incorporation by reference of the information contained in this Third Supplement shall not be deemed to constitute an admission that any such information is required by Article I, Section 11 of the Bylaws. Information included in any subsection below shall also be deemed to be information provided in response to items requested in any other subsection of the Nomination Notice, whether specifically set forth or not.

Vinson & Elkins LLP Attorneys at Law	The Grace Building, 1114 Avenue of the Americas, 32nd Floor
Austin Dallas Dubai Houston London Los Angeles	New York, NY 10036-7708
New York Richmond San Francisco Tokyo Washington	Tel +1.212.237.0000 Fax +1.212.237.0100 velaw.com

Cadwalader, Wickersham & Taft LLP March 28, 2024 Page 2

The beneficial ownership disclosure on page 1 of the Nomination Notice is hereby supplemented with information as of the date of this Third Supplement as follows:

As of the date of this Third Supplement, the Nominating Stockholder, collectively with Blackwells Onshore I LLC, Blackwells Holding Co. LLC, Vandewater Capital Holdings LLC, Blackwells Asset Management LLC, BW Coinvest Management I LLC, Jason Aintabi, Chief Investment Officer of Blackwells, and the Nominees, beneficially own in the aggregate approximately 702,708 shares of the Corporation’s common stock, par value $0.01 per share (the “Common Stock”), including 100 shares of which are held in record name by the Nominating Stockholder.

The disclosure provided under Section C.(i) of the Nomination Notice regarding the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person is hereby supplemented with information as of the date of this Third Supplement as follows:

Name	Class	Series	Beneficial Ownership		Record Ownership	Short Interest

Blackwells Capital LLC	Common Stock	N/A	692,708		100	—
Blackwells Onshore I LLC	Common Stock	N/A	10,000		0	—
Vandewater Capital Holdings, LLC	Common Stock	N/A	692,708	(1)	0	—
Blackwells Holding Co. LLC	Common Stock	N/A	692,708	(2)	0	—
Blackwells Asset Management LLC	Common Stock	N/A	0		0	—
BW Coinvest Management I LLC	Common Stock	N/A	0		0	—
Jason Aintabi	Common Stock	N/A	702,708	(3)	0	—
Michael Cricenti	Common Stock	N/A	0		0	—
Jennifer M. Hill	Common Stock	N/A	0		0	—
Betsy L. McCoy	Common Stock	N/A	0		0	—
Steven J. Pully	Common Stock	N/A	0		0	—

(1)	Includes 692,708 shares of Common Stock held by Blackwells Capital LLC, which Vandewater Capital Holdings, LLC as the owner and sole member of Blackwells Holding Co. LLC, the owner and sole member of Blackwells Capital LLC, may be deemed to beneficially own.
(2)	Includes 692,708 shares of Common Stock held by Blackwells Capital LLC, which Blackwells Holding Co. LLC, the owner and sole member of Blackwells Capital LLC, may be deemed to beneficially own.
(3)	Includes (i) 692,708 shares of Common Stock held by Blackwells Capital LLC, which Mr. Aintabi, as managing member of Blackwells Capital LLC, may be deemed to beneficially own and (ii) 10,000 shares of Common Stock held by Blackwells Onshore I, LLC, which Mr. Aintabi as President & Secretary of Blackwells Onshore I, LLC, may be deemed to beneficially own.

Cadwalader, Wickersham & Taft LLP March 28, 2024 Page 3

The investment intent for the Company Securities acquired by the Nominating Stockholder and Blackwells Onshore I, LLC is, (i) to serve as a long-term investment and (ii) to influence the Corporation or the Corporation’s management or Board, which may include (w) nominating director candidates for election and submitting business proposals for consideration by stockholders at the Annual Meeting and future annual meetings of stockholders, (x) submitting proposals to effect the termination of any and all relationships between the company and Ashford and its affiliates, (y) finding a suitable replacement external advisor, asset manager and provider of hotel management services and design and construction services and (z) investigating any relationships between the Corporation and The Dallas Express. As the Corporation is aware, and as discussed in more detail under “2023 Proposed Acquisition” in the Nomination Notice, in 2023 the Nominating Stockholder submitted a proposal to acquire the Corporation and take it private. After engaging with the Corporation, the Nominating Stockholder has withdrawn any interest it had in pursuing this or any similar transaction with the Corporation. Correspondence between the Nominating Stockholder and its representatives, on the one hand, and Braemar and The Dallas Express and their respective representatives, on the other are attached to the Nomination Notice as Exhibit A.

The acquisitions and dispositions of the Company Securities made within the past 2 years by the Nominating Stockholder, the Stockholder Associated Persons and the Nominees are included in Exhibit B to the Nomination Notice. All Company Securities which are owned by the Nominating Stockholder and Stockholder Associated Persons were acquired within the past two years.

The disclosure provided under Section C.(i) of the Nomination Notice regarding the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Nominee or Stockholder Associated Person is hereby supplemented with information as of the date of this Third Supplement as follows:

The 692,708 shares of Common Stock held in a brokerage account for the benefit of the Nominating Stockholder are held at JP Morgan Prime Brokerage.

The disclosure provided under Section D.(iii) of the Nomination Notice regarding all information relating to the stockholder, the Nominees or the Stockholder Associated Person that would be required to be disclosed in connection with the solicitation of proxies pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, is hereby supplemented to include the entry into the following agreements, arrangements or understandings as of the date of this Third Supplement as follows:

On March 24, 2024, the Corporation filed a complaint and motion for preliminary injunction in the United States District Court for the Northern District of Texas, Dallas Division, against the Nominating Stockholder, Blackwells Onshore I, LLC, Blackwells Holding Co. LLC, Vandewater Capital Holdings, LLC, Blackwells Asset Management LLC, BW Coinvest Management I LLC, Jason Aintabi and the Nominees in connection with the Nomination Notice submitted to the Corporation by the Nominating Stockholder.

Cadwalader, Wickersham & Taft LLP March 28, 2024 Page 4

Exhibit B of the Nomination Notice is hereby amended and restated as follows:

TRANSACTIONS IN COMPANY SECURITIES DURING THE PAST TWO YEARS

BLACKWELLS CAPITAL LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	6/26/2023
Purchase of Common Stock	656,161	3/26/2024
Purchase of Common Stock	36,447	3/27/2024

BLACKWELLS ONSHORE I LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	10,000	3/4/2024

BLACKWELLS HOLDING CO. LLC

None.

VANDEWATER CAPITAL HOLDINGS, LLC

None.

BLACKWELLS ASSET MANAGEMENT LLC

None.

BW COINVEST MANAGEMENT I LLC

None.

JASON AINTABI

None.

MICHAEL CRICENTI

None.

JENNIFER M. HILL

None.

BETSY L. MCCOY

None.

STEVEN J. PULLY

None.

Except as otherwise stated in the Notice, no part of the purchase price or market value of any of the securities specified in the transactions listed in this Exhibit B is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

* * *

Cadwalader, Wickersham & Taft LLP March 28, 2024 Page 5

Please address any correspondence to Vinson & Elkins L.L.P., 1114 Avenue of the Americas, 32nd Floor, New York, New York 10036, Attention: Lawrence S. Elbaum, telephone: 212-237-0084, facsimile: 917-849-5379, email: lelbaum@velaw.com and C. Patrick Gadson, telephone: 212-237-0198, facsimile: 917-849-5386, email: pgadson@velaw.com (with a copy to Blackwells Capital LLC, 400 Park Ave., 4th Floor, New York, New York 10022, Attention: Jason Aintabi, telephone (212) 792-6096). The giving of this Third Supplement is not an admission that any purported procedures for notice concerning the nomination of directors to the Corporation’s board of directors and submission of the business proposal are legal, valid or binding, and the Nominating Stockholder reserves the right to challenge their validity. If the Corporation contends this Third Supplement is incomplete or is otherwise deficient, please promptly notify the individuals listed in this paragraph setting forth the facts that the Corporation contends support its position and specifying any additional information believed to be required. In the absence of such prompt notice, the Nominating Stockholder will assume that the Corporation agrees that the Nomination Notice and this Third Supplement comply in all respects with the requirements of the Bylaws. The Nominating Stockholder reserves the right to withdraw, modify, correct and/or supplement in any way (including, without limitation, by adding or substituting Nominees) the Nomination Notice and/or this Third Supplement at any time.

Sincerely,

/s/ Lawrence S. Elbaum
Lawrence S. Elbaum